Exhibit 4.16
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.
Institutional Banking
Level 3, 179 Elizabeth Street
SYDNEY NSW 2000
Phone: (02) 9284 9408
Fax:     (02) 9284 8259
Institutional Banking
63 StMary Axe
LONDON EC3A 8LE
Phone: 0171 621 7107
Fax:     0171 621 7518
Institutional Banking
575 Fifth Avenue, 39th Floor
New York, New York 10017
Phone: (212) 551 1835
Fax:    (212) 687-5176
1 November 2000
Mr. Ross Cunningham
Executive Director
Simsmetal limited
Level 6, 41 McLaren Street
North Sydney NSW 2000
Dear Ross,
MULTICURRENCY REVOLVING FLOATING RATE CASH
ADVANCE FACILITY
Westpac Banking Corporation (Westpac) is pleased to offer Simsmetal Limited ACN 008 634 526 (Simsmetal) a facility on the terms set out in this letter.
The facility is also available to any wholly owned, subsidiary of Simsmetal that becomes a party to this letter, and the Standard Terms (described below) and has the benefit of the security described in the facility details below. (Borrowing Subsidiary).
Please confirm Simsmetal’s acceptance of this offer by signing on the accompanying copy of this letter and returning it to us before the offer expiry date of 30 November 2000.
Capitalised terms used in this letter are defined in the text or in Clause 9 below.
[*] Confidential Treatment Requested

This is a Bank Document for the purposes of the Standard Terms agreement between Simsmetal and Westpac, dated about the date of this letter. (Standard Terms).
FACILITY DETAILS

Maximum amount outstanding at any time:	A$100,000,000.00 or its equivalent in Alternative Currencies (as reduced, the Commitment). Simsmetal may after 1 year from the date of this agreement, cancel all or part of the undrawn Commitment on twenty (20) Business Days’ notice to Westpac. The Commitment will be automatically cancelled on the last day of the Term.

Margin:	Initially [*] pa but varying in accordance with the Total Debt/EBITDA multiple for the previous six months, (December figures) or twelve months (June figures). The Margin will vary as set out in the following schedule. The first review of pricing will be in respect of the (annualised) six month period ending 30 June 2000. Any revised margin will take effect from the following (June period) 1 October or (December period) 1 April. Calculation and definition of the Debt/EBITDA multiple is set out in the Standard Terms.

Total Debt/EBITDA Margin
[*] [*]

Nature of Facility:	The facility is revolving.

Interest rate:	For each interest period for each advance, the Base Rate (as defined in Clause 9) plus the Margin and (in the case of advances by Westpac London) the Mandatory Cost, as calculated under the formulae attached to this letter. It is payable in arrears on the last day of each interest period and on repayment or prepayment of the relevant principal.

Term:	3 years from the date of acceptance of this letter by Simsmetal or as otherwise agreed (the Term).

Repayment:	In one sum at the end of the Term.

Fees:

• [*]	[*]

• Commitment fee	A rate percent pa of the daily amount of the undrawn portion of the Commitment from the date of acceptance of this letter payable in arrears on the last Business Day of each calendar quarter and on the day the Commitment is cancelled, (or at other intervals designated by Westpac from time to time).

The rate on any day will be [*] of the Margin applicable on that day.

Purpose:	General corporate purposes.
[*] Confidential Treatment Requested

FACILITY DETAILS

Security:	•	Interlocking guarantee between Simsmetal Limited and all controlled entities excluding Simsmetal Industries Ltd (NZ) and certain subsidiaries of Simsmetal UK Holdings Limited.

	•	The Standard Terms.
1.	DRAWINGS
Facility
Simsmetal and any Borrowing Subsidiary can draw an advance under the facility on any Business Day. The currency of each advance shall be Australian dollars, US dollars, Pounds Sterling, Euros or, subject to availability, another Alternative Currency.

The Original Dollar Amount of all outstanding advances together with the Original Dollar Amount of any requested advance must not exceed the Commitment.

Advances in Australian dollars will be made by Westpac’s Sydney office.

Advances in Alternative Currencies will be made by Westpac’s London or New York office, unless Westpac agrees otherwise.
Minimum denominations
Each advance must have a minimum amount as follows:
•	if in Australian dollars, $10,000,000, with an integral multiple of $1,000,000.

•	if in US dollars, $5,000,000, with an integral multiple of $1,000,000.

•	if in Pounds Sterling, GBP5,000,000, with an integral multiple of GBP 1,000,000.

•	if in euros, EURO5,000,000, with an integral multiple of EURO1,000,000.

•	if in another Alternative Currency, a minimum amount and integral multiple as advised by Westpac;
or which is equal to the amount remaining for the undrawn Commitment.

Advances in no more than three (3) currencies maybe outstanding at any one time.
Conditions Precedent
Before Simsmetal or a Borrowing Subsidiary can draw an advance it needs to:
•	sign and return a copy of this letter or become a party to this letter;
[*] Confidential Treatment Requested

•	deliver the following in form and substance satisfactory to Westpac;
•	the security documents (if any) referred to above duly executed; and

•	in relation to Simsmetal and each Borrowing Subsidiary incorporated in Australia and each entity giving security incorporated in Australia, a verification certificate in the form attached to this letter with the attachments referred to;

•	in relation to each Borrowing Subsidiary incorporated outside of Australia and each entity giving security incorporated outside of Australia, a verification certificate with the attachments referred to, other than a legal opinion. (Referred to in clause 4(i) and 4(k) of the standard terms).
•	pay the [*];

•	reimburse Westpac for the cost of any company searches it may conduct in respect of this letter; and

•	give a drawdown notice for the advance, in the form attached by 10 am (local time of the Westpac office making the advance) at least two (2) Business Days before the drawdown date. For a drawing in an Alternative Currency this must be received at Westpac’s addresses in London or New York and copied to its Sydney address referred to above; for a drawing in Australian dollars, at its address in Sydney referred to above.
default
Westpac is not obliged to provide an advance which would increase the amount lent if on the drawdown there is a continuing Event of Default (as defined in the Standard Terms or a breach or other event with notice or time or both would become an Event of Default.
Westpac right to draw bills
At any tine, Westpac may prepare at its cost reliquification bills in respect of an Australian dollar advance and deal with them as it sees fit. These bills must mature on or before the end of the interest period for the advance, and their total face amount must not be more than the total amount of principal and interest of that advance.

For value, Simsmetal and each Borrowing Subsidiary irrevocably authorises Westpac (or those authorised by it) to prepare and sign those bills on the borrower’s behalf, as drawer, endorser or both.

Westpac will indemnify Simsmetal and each Borrowing Subsidiary against any liability, loss, cost and expense in relation to the bills. If a reliquification bill is presented to Simsmetal or a Borrowing Subsidiary and it pays it, the amount of that payment will be taken to have been applied against the amounts it owes under this letter. Otherwise, the indemnity obligation will not affect a borrower’s obligations under this letter in any way.
[*] Confidential Treatment Requested

Simsmetal and each Borrowing Subsidiary must make payments in relation to an advance even though reliquification bills are outstanding in relation to that advance.

2.	CALCULATION OF INTEREST

Interest for each advance accrues daily on the outstanding principal.

Interest is calculated on actual days elapsed and a year of 365 days for Australian dollars and Pounds Sterling and a year of 360 days for United States dollars and Euros. For other Alternative Currencies, the basis will be advised by Westpac.

It will be determined by reference to interest periods selected by the borrower of the advance. Each period begins on the drawdown date or on the last day of the previous interest period.

Unless Westpac agrees otherwise, interest periods must be of 1, 2, 3, 4, 5 or 6 months. If an interest period would end on a day that is not a Business Day, then it will end on the previous Business Day.

If an interest period begins on a date for which there is no corresponding date in the month in which it is to end, it will end on the last Business Day of that month.

The borrower must select interest periods for advances so that they do not expire after the last Business Day of the Term.

The borrower will select the interest period for an advance in the drawdown notice. It will select each subsequent interest period by written notice to the Westpac office that made the advance by 10 am (local time) at least 2 Business Days before the end of the previous interest period. If the borrower fails to select a period, it will be taken to have selected one of 3 months.

3.	PAYMENT OBLIGATIONS
Interest and fees
Simsmetal will, or will ensure that the Borrowing Subsidiaries pay interest and fees as set out in this letter. Interest on an advance will be paid in the currency of the advance, to the Westpac office that made the advance and fees will be paid in Australian dollars to Westpac’s Sydney office.
Rollovers
The borrower of an advance will repay it on the last day of its interest period. However, if all or part of the advance is to continue in the same currency for a further interest period, the amount of the advance which is to continue need not be repaid at the end of that interest period except as follows.
[*] Confidential Treatment Requested

The borrower of an advance may switch an advance from one currency to another at the end of an interest period, but only by repaying the advance in the first currency and redrawing it in the second currency. The ability of a borrower to redraw the advance in the second currency will be subject to the other.
Repayments and prepayments
The borrower of each advance will repay the amount lent as set out on the second page of this letter, and in any event each advance at the end of its interest period except to the extent it is being redrawn.

At any time Simsmetal may prepay all or part of the amount lent if it gives at least 5 Business Days’ prior written notice. Partial prepayments must be in multiples of $5,000,000 (or, if in an Alternative Currency, multiples that comply with the Minimum denominations in clause 1).

If at any time the aggregate of the Equivalent Amount of all Alternative Currency advances and the amount of all Australian Dollar advances (the Current Aggregate) exceeds 110% of the Commitment, then, if required by written notice from Westpac Simsmetal must within the period stated in the notice repay, or ensure that a Borrowing Subsidiary repays, an amount sufficient to ensure that the Current Aggregate does not exceed the Commitment.

If a borrower repays an advance during its interest period, it may need to pay break costs as set out below. Repayments and prepayments will be made in the currency of the relevant advance. Amounts repaid or prepaid may be redrawn.
Method of payment
Simsmetal and the Borrowing Subsidiaries will make all payments as specified by Westpac. In the absence of a specific direction payments will be made:
•	if in US$ (in respect of advances by Westpac London) to [“Westpac London USD Account” with Chase Manhattan Bank, New York, Account No. 001-1-910-312. Chips U.I.D. [CH004742] Swift Code [CHASUS33] (under reference Simsmetal or as specified by Westpac)]; or

•	if in US$ (in respect of advances by Westpac New York) to [“Westpac Banking Corporation, Grand Cayman Branch” with Chase Manhattan Bank, New York, ABA 021 000 021, Account No. 001-1910-460. Chips U.I.D. [CH] Swift Code [CHASUS33] (under reference Simsmetal or as specified by Westpac)]; or

•	if in GBP to [“Westpac London Account” with Lloyds Bank, London, Account No LLY0001036. Swift Code [LOYDGB2L] (under reference Simsmetal or as specified by Westpac)]; or
[*] Confidential Treatment Requested

•	if in euro to [“Westpac London Account” with ABN Amro Bank NV, Amsterdam, Account No 52-19-90-750 Swift Code ABNANL2A (under reference Simsmetal or as specified by Westpac)]; or

•	if in Australian dollars, to [Institutional Banking Service Centre, Level 5, 179 Elizabeth Street, Sydney NSW 2000] (or as specified by Westpac); or
Payments must be in immediately available funds and free of any set-off or deduction, except for taxes where required by law. All payments will be made by 11 am (local time) in the place of payment.

4.	EXTERNAL CIRCUMSTANCES
Alternative Currency impracticability
If in Westpac’s opinion:
•	there is any change in applicable law or any change in national or international financial, political or economic conditions, currency availability, exchange rates or exchange contracts which make it impractical for a particular advance to be denominated in the selected. Alternative Currency during an interest period; or

•	any necessary government approval is not obtained,
then Westpac must notify Simsmetal promptly,

and:
•	if the relevant drawdown notice requested that the advance be made in Australian dollars if the relevant Alternative Currency was unavailable, or

•	Simsmetal and Westpac agree,
the advance will be made in Australian dollars. Otherwise, the drawdown notice will be cancelled.
Market Disturbance
Westpac may give a notice (a Disturbance Notice) to Simsmetal at any time before the beginning of an interest period if Westpac forms the view that market conditions in the relevant financial market for the currency concerned are seriously disturbed.

This includes circumstances where, in Westpac’s opinion, adequate and fair means are not available for fixing the Base Rate, or deposits in the currency concerned are not available in the ordinary course of business to Westpac in the relevant financial market, or the cost to Westpac of obtaining deposits in the relevant financial market exceeds the Base Rate, or because of national or international financial, political or economic circumstances or exchange rates or exchange controls it is impractical for it to fund the advance for the interest period.
[*] Confidential Treatment Requested

If a Disturbance Notice relates to an advance which has not been made, Westpac’s obligations to make the advance shall be suspended while it and Simsmetal negotiate alternative arrangements. If they reach agreement within 30 days, those alternative arrangements will apply. If they do not reach agreement within that period, Westpac will be released from its obligations to make the advance.

If the Disturbance Notice relates to an advance which has been made, Westpac will maintain the advance, and will within 30 days after giving the Disturbance Notice notify Simsmetal of an alternative basis for maintaining the advance. Simsmetal will comply with the alternative basis. Westpac and Simsmetal will consult monthly while the alternative basis is in force, and if the circumstances which justified the establishment of the alternative basis cease to apply, Westpac will revoke the alternative basis as promptly as practicable.

An alternative basis may be retrospective to the beginning of the relevant interest period, and may include alternative currencies, interest periods or methods of fixing the interest rate.
Illegality
If it becomes illegal for Westpac to make, fund or maintain on any advance under this letter, Westpac may give notice to Simsmetal:
(a)	terminating the Commitment; and

(b)	requiring the immediate prepayment of all or any amounts owing by Simsmetal and the Borrowing Subsidiaries under this letter.
The borrower of the advance will make that payment immediately (or at such later time as Westpac may agree).

This paragraph applies if there is a change in any relevant law or treaty, or if any relevant government or government body (including a court) interprets (or changes its interpretation of) any relevant law or treaty in such a way as to make it unlawful or impractical for Westpac to make, fund or maintain an advance.
5.	YIELD PROTECTION AND ADDITIONAL PAYMENTS
Time of payment
Unless otherwise stated, amounts payable under this clause are payable within 2 Business Days of demand.
Yield Protection
See the Standard Terms.
Break costs
[*] Confidential Treatment Requested

If for any reason Simsmetal or a Borrowing Subsidiary repays an amount of an advance during an interest period, then it must pay an amount certified by Westpac to be its break costs. Westpac’s break costs are the amount determined by it to be the costs incurred by it (including loss of margin, and the cost of liquidating or redeploying deposits), by reason of the repayment of the advance.
Indemnity and costs
See the Standard Terms.
Goods and Services Tax
See the Standard Terms.
Default interest
Interest will accrue each day on each amount due but unpaid. Simsmetal will pay it on demand. The rate will be 2% per annum plus, for Alternative Currencies, Westpac’s funding rate for making loans in that currency (as determined by Westpac for periods determined by Westpac) from time to time plus the Margin; and for Australian dollars, Westpac’s advertised Reference Lending Rate (or any equivalent rate which is substituted for this rate from time to time). That interest accrues before and after any judgment. Unless it does not do so more often Westpac will be taken to have debited monthly Simsmetal’s account with accrued interest under this paragraph. That interest will then itself bear interest.
Tax
See the Standard Terms.
Stamp duty
See the Standard Terms.
6.	REPRESENTATIONS AND UNDERTAKINGS
Simsmetal and the Borrowing Subsidiaries make the representations and give the undertakings in the Standard Terms referred to above.
7.	WESTPAC’S REMEDIES AND POWERS
Event of Default
If an Event of Default (as defined in the Standard Terms) occurs then Westpac may either or both:
(a)	terminate the facility and cancel the Commitment; and
[*] Confidential Treatment Requested

(b)	amounts under this letter, all accrued interest, and all other amounts outstanding under this letter, and Simsmetal and the Borrowing Subsidiaries must pay them immediately.
Application of money — set-off
If Simsmetal and the Borrowing Subsidiaries do not pay an amount when due, Westpac may apply any money in any of their accounts or deposits (whether or not matured) in payment of any amount payable under this letter. It need not do so. It can convert currencies using its normal procedures. Simsmetal and the Borrowing Subsidiaries may not exercise any set-off against Westpac (except to the extent mandatorily required by law).
No waiver
No failure to exercise a power, and no delay in exercising a power, operates as a waiver. Waivers must be in writing.
Statement
A written statement by Westpac as to any amount due under this letter will be sufficient evidence of that amount unless Simsmetal proves it wrong.
8.	GENERAL
Assignment and securitisation
Neither Simsmetal nor a Borrowing Subsidiary may assign its rights under this letter. Westpac may transfer any part of its rights. Simsmetal and the Borrowing Subsidiaries will not withhold that consent unreasonably. Westpac will not disclose information concerning this facility or Simsmetal and the Borrowing Subsidiaries to a potential transferee or sub-participant without the prior consent of Simsmetal and/or its Borrowing Subsidiaries. This consent will not be withheld unreasonably. Westpac may from time to time change its office at which accommodation is made or carried, provided that if at the time of any change from one office to another the effect thereof would be to increase any amount payable by Simsmetal and/or its Borrowing Subsidiaries under this letter then such change shall not be made without the prior written consent of Simsmetal.

Notwithstanding any other provision set forth in this letter, Westpac may at any time assign, as collateral or otherwise, any of its rights (including, without limitation, rights to payments of principal and/or interest on advances) under this letter in respect of accommodation made or carried by a Westpac office in the United States of America to any Federal Reserve Bank without notice to, or consent of, Simsmetal and/or its Borrowing Subsidiaries or any of their agents, successors or assigns.

Where Westpac wants to transfer any part of its obligations Simsmetal and the Borrowing Subsidiaries will sign when reasonably requested by Westpac a document which will
[*] Confidential Treatment Requested

effect that transfer and which does not their obligations. Westpac will bear its own costs and stamp duty on that document.
Notices
Any notice, demand, statement, certificate or other communication by Westpac may be given by any employee of Westpac whose title includes the words “manager”, “head”, “counsel” or “president” or any attorney authorised to do so.

Notices must be in writing. They may be sent by facsimile, post or any other means to the recipient’s address or number set out on the signature page or any other address or number notified to the sender by the recipient. Facsimile may only be used for “value” notices (like drawdown notices) if Westpac and the sender have agreed how to aportion the risks of using facsimile.

Notices will be taken to have been given, if delivered or left at that address, on the dates on which they are delivered or left.
Governing law and jurisdiction
This letter is governed by New South Wales law. Simsmetal and the Borrowing Subsidiaries accept the non-exclusive jurisdiction of the courts having jurisdiction there.
9.	INTERPRETATION

Alternative Currency means US dollars, Pounds Sterling, euro and any other currency agreed by Westpac (other than Australian dollars) which is freely transferable and convertible into US dollars.

Base Rate means:
(a)	in relation to Australian dollars, BBR;

(b)	in relation to US dollars, Pounds Sterling, and euro, LIBOR; and

(c)	in relation to other Alternative Currencies, the rate notified by Westpac to Simsmetal or the Borrowing Subsidiary as Westpac’s funding rate for making loans in the currency concerned for the relevant interest period
BBR for an interest period means the Reuters BBSY bid rate for that period on the first day of the period, or if there is none, the rate selected by Westpac as equivalent.

Business Day

(for advances made by Westpac, London) means a weekday:
(a)	on which the relevant financial markets are open in London;
[*] Confidential Treatment Requested

(b)	Westpac is open at its address in London as referred to above;

(c)	(in relation to any date for payment or purchase of a currency other than euro) banks are open for business in the principal financial centre for the relevant currency; and

(d)	(in relation to any date for payment or purchase of euro) which is also a TARGET Day;
(for advances made by Westpac, New York) means a weekday:
(a)	on which the relevant financial markets are open in New York and London;

(b)	Westpac is open at its address in New York as referred to above;

(c)	(in relation to any date for payment or purchase of a currency other than euro) banks are open for business in the principal financial centre for the relevant currency; and

(d)	(in relation to any date for payment or purchase of euro) which is also a TARGET Day;
(for Australian dollar advances made by Westpac, Sydney and for purposes not connected with Westpac, London) means a weekday on which Westpac is open at its address in Sydney referred to above.

Equivalent Amount means, on any date, in relation to an amount in an Alternative Currency, the equivalent of that amount in Australian dollars, determined by reference to Westpac Sydney’s spot rate in exchange for buying Australian dollars with the Alternative Currency two (2) Business Days before that date. For purposes of determining the unused portion of the Commitment, the Equivalent Amount shall be determined at the drawdown date and the first day of each subsequent interest period.

euro means the single currency of a Participating Member State.

LIBOR in relation to an interest period means the offered rate for deposits in that Alternative Currency for a period comparable to the relevant interest period which appears on Reuters Screen LIBOR1 at or about 11.00am (London) time 2 Business Days before the first day of the interest period (or, for Pounds Sterling on the first day of the interest period) (or, for euro, two TARGET Days before the first day of the interest period). If, however, there are no rates displayed for a term comparable to that interest period, or the basis on which those rates are displayed is changed to one which, in Westpac’s opinion, does not reflect its cost of funding the advance, then LIBOR will be the rate calculated by Westpac as its cost of raising deposits in that currency for a term comparable to the interest period from leading banks in the London Interbank Market.

Original Dollar Amount means, in relation to an Australian dollar advance, the Australian dollar amount specified for that advance, and in relation to an Alternative Currency advance the Equivalent Amount on its drawdown date and the first day of each
[*] Confidential Treatment Requested

subsequent interest period (whether an interest period for that or any other advance) as reduced from time to time by the Equivalent Amount of repayments or prepayments.

Participating Member State means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to the European monetary Union.

TARGET means Trans-European Automated Real-Time Gross Settlement Express Transfer payment system.

TARGET Day means any day on which TARGET is open for the settlement of payments in euro.

Relationship Manager
SIGNED for WESTPAC BANKING CORPORATION by its authorised officer
ADDRESS: Level 3, 255 Elizabeth Street, Sydney, NSW 2000
FACSIMILE: (02) 9284 8259
Accepted and agree:

Accepted for Simsmetal limited CAN 008 634 526 by                                           under power of Attorney dated
Date of Acceptance:

ADDRESS:	Level 6, 41 McLaren Street North Sydney NSW 2000
FACSIMILE:
Accepted and agree:

Accepted for Simsmetal Finance Limited
Simsmetal USA Corporation
Simsmetal UK Holdings Limited
Simsmetal UK Limited
] by                                          under power of Attorney dated
Date of Acceptance:
[*] Confidential Treatment Requested

ADDRESS:
FACSIMILE:
FORM OF VERIFICATION CERTIFICATE
[To be signed by a secretary or director of the relevant company.]
TO:	[Name] Westpac Banking Corporation [address]
Multicurrency [Revolving) Floating Rate Cash Advance Facility for Simsmetal limited and Borrowing Subsidiaries
I am a [secretary/director] of Simsmetal Limited [name Borrowing Subsidiary] (the Company).
Attached are complete copies of the following:
(a)	[A [registered] power of attorney under which the Company executed any agreement or security to which it is expressed to be a party relating to the above facility.] [Extracts of minutes of meeting of directors of the Company authorising the execution, explaining why the directors believe it is in the best interests of the Company] [The second sentence to be inserted in relation to foreign companies and in relation to Guarantors when there is any doubt as to corporate benefit or when the company is signing under hand and not under power of attorney].

(b)	[Extracts of minutes of a meeting of all members of the Company authorising execution] [if (a) is believed insufficient].

(c)	A certificate of incorporation [and constituent documents] for the Company, if they are not already held by Westpac.

(d)	An opinion in favour of Westpac by lawyers acceptable to Westpac in the jurisdiction of incorporation of the Company. [For foreign companies only].

(e)	Any government approvals necessary for the Company to execute and perform the documents referred to above.

(f)	Specimen signatures of all those authorised to sign documents in relation to the facility and to give drawdown and other notices for the Company.

(g)	A certificate from the Secretary of State of the State of incorporation of any United States of America incorporated Company, certifying the Company’s good standing in that State.
[*] Confidential Treatment Requested

The Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Law from entering into and performing any of those agreements or securities. If any of the documents in (c) are already held by Westpac, I confirm [they are complete and up-to-date] [the attached amendments are all subsequent amendments to them].

Secretary/Director
[*] Confidential Treatment Requested

FORM OF DRAWDOWN NOTICE
TO:	[Name] Westpac Banking Corporation [address]
A$$100,000,000.00 MULTICURRENCY [REVOLVING] FLOATING RATE CASH ADVANCE FACILITY
I refer to the facility letter dated [     ] June 2000 (“the letter”).
I am authorised to give this notice, which is irrevocable, on behalf of the Company referred to below. We wish to draw A$[*] [[Alternative Currency] [*] on [a Business Day], with an initial interest period of [          ] from Westpac’s London / New York / Sydney office.
[If [Alternative Currency] is not available please provide the advance in Australian dollars].
The representations by the Company in the letter are true as of today. [No Event of Default (as defined in the [Standard Terms referred to in/the Undertakings Schedule attached to] the letter) has occurred. No breach [or other event has occurred which with notice or the lapse of time or both would become an Event of Default.] [The Company has complied with its undertakings in the letter.]
Please pay the drawing as follows [insert bank account description]                          [*]

SIGNED for Simsmetal limited [name Borrowing Subsidiary]
[To be signed by authorised signatory whose signatures and status have been verified to the Bank].
[*] Confidential Treatment Requested

MANDATORY COST FORMULAE
1.	The Mandatory Cost is an addition to the interest rate to compensate lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.	On the first day of each Interest Period (or as soon as possible thereafter) Westpac shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) in accordance with the paragraphs set out below.

3.	The Additional Cost Rate will be calculated as follows:
(a)	in relation to a sterling advance:

AB + C(B – D) + E x 0.01	per cent. per annum

100 – (A + C)
(b)	in relation to an advance in any currency other than sterling:

E x 0.01	percent. per annum.

300
Where:
A	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which Westpac is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B	is the percentage rate of interest (excluding the Margin and the Mandatory Cost) payable for the relevant Interest Period on the advance.

C	is the percentage (if any) of Eligible Liabilities which Westpac is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to Westpac on interest bearing Special Deposits.

E	is the rate of charge payable by Westpac to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per, 1,000,000 of the Fee Base of that Lender.
4.	For the purposes of this Schedule:
[*] Confidential Treatment Requested

(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)	“Fees Regulations” means the Banking Supervision (Fees) Regulations 1999 or such other law or regulation as may be in force from time to time in respect of the payment of fees for banking supervision; and

(c)	“Fee Base” has the meaning given to it, and will be calculated in accordance with, the Fees Regulations.
5.	In application of the above formulae. A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

6.	Westpac may from time to time, after consultation with Simsmetal determine and notify to Simsmetal any amendments which are required to be made to this attachment in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on Simsmetal and the Borrowing Subsidiaries.
[*] Confidential Treatment Requested

Institutional Banking
Level 3, 179 Elizabeth Street
SYDNEY NSW 2000
Phone: (02) 9284 9408
Fax: (02) 9284 8259
1 November 2000
Mr Ross Cunningham
Executive Director
Simsmetal limited
Level 6, 41 McLaren Street
North Sydney NSW 2000
Dear Ross,
STANDARD TERMS
Simsmetal Limited ACN 008 634 526 (Simsmetal) and any of its subsidiaries listed in the attached Subsidiaries Schedule (each an Undertaking Subsidiary) have asked Westpac Banking Corporation (Westpac) to give credit, or to continue to provide it, to any one or more of them.
In exchange for Westpac doing all or any of those things, each of Simsmetal and each Undertaking Subsidiary (each an Undertaking Company) agrees to the following terms.
1.	DEFINITIONS

In this agreement the following definitions apply.

Accounts means the consolidated audited annual accounts and cash flow statements of Simsmetal.

Agreement includes any document or instrument of any kind, any deed, agreement or arrangement.

Authorisation includes any consent, registration, filing, lodgment, agreement, certificate, notarisation, permission, licence, approval, authority or exemption, from by or with any Governmental Agency. Where a Governmental Agency can prohibit or restrict something if it acts within a specified period after formal notification of it (for example lodgment, registration or filing), Authorisation includes the expiry of that period without that action.

Bank Document means any present or future document, agreement or arrangement (whether or not in writing):
(a)	to which any Undertaking Company is or becomes a party with Westpac; or
[*] Confidential Treatment Requested

(b)	under which obligations arise from any Undertaking Company to Westpac, in each case, whether or not other parties are involved and whether or not it arises as a result of an assignment or transfer.

Cash means cash as disclosed against the heading “Cash” in the consolidated audited and unaudited balance sheets and profit and loss accounts of the Sims Group.

Contingent Liability means uncalled capital held by any member of the Sims Group in any corporation other than another member of the Sims Group and any other contingent liability under a Guarantee given by any member of the Sims Group to any person.

EBIT means for any period with respect to the Sims Group, the sum of:
(a)	net profit after tax before extraordinary items;

(b)	Fixed Charges; and

(c)	provision for taxes based on income.
EBITDA means for any period with respect to the Sims Group EBIT, but with any depreciation and amortisation added back.

ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations thereunder.

ERISA Affiliate means all members of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control and all other entities which, together with an Undertaking Company and any Subsidiary are treated as a single employer under any or all of Sections 414(b), (c), (m) or (o) of the United States Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

Event of Default has the meaning given in clause 6 below.

Excluded Member is Sims Rush Pty Limited.

Finance Debt includes any indebtedness, present or future, actual or contingent in relation to money borrowed or raised or any other financing. It includes any such indebtedness under or in respect of any of the following: a Guarantee, a discounting arrangement, a finance lease or similar agreement, hire purchase, deferred purchase price (for more than 90 days), or an obligation to deliver property or provide services paid for in advance by a financier.

Fixed Charges means for any period, with respect to the Sims Group, the sum of:
(a)	the aggregate amount of interest paid or accrued in respect of moneys borrowed or raised or in respect of any financial accommodation on a consolidated basis
[*] Confidential Treatment Requested

(including without limitation amortisation of original issue discounts on any such moneys or accommodation, commissions, discounts and facility, acceptance, usage and issuance and any other fees and charges with respect to any Guarantee, promissory note or acceptance or any discounting arrangements);

(b)	all but the principal component of rentals in respect of capitalised rent paid, accrued or scheduled to be paid or accrued on a consolidated basis during such period; and

(c)	dividends paid, accrued or scheduled to be paid or accrued on a consolidated basis in respect of shares or stock which are Finance Debt during the relevant period.
Governmental Agency includes any government, or any government, semi-government or judicial agency or authority.

Guarantee means any guarantee, indemnity, letter of comfort or other assurance against loss. It includes any obligation to be responsible for the solvency or financial condition of another party, or for payment of a debt or obligation of another party, either directly or indirectly (for example, by acquiring the debt or obligation).

Guaranteed Share means any share or stock issued by a member of the Sims Group where redemption of such share or stock or the payment of capital or dividends on such share or stock is the subject of a Guarantee of a member of the Sims Group or a Guarantee of another person who will have recourse in respect of its liability under that Guarantee directly or indirectly to a member of the Sims Group or its assets (other than as a shareholder).

Guarantor means any party which gives any Guarantee or Security Interest in relation to the obligations of or guaranteed by any Undertaking Company to Westpac now or in the future.

Hazardous Materials shall mean any flammable materials, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or similar materials defined as such in any law concerning any Hazardous Material, or environmental protection or health and safety.

Intangible Assets include all goodwill, copyright, patents, trade marks and licences, research and development, future income tax benefit, underwriting and formation expenses and other items of a like nature which according to current accounting practices are regarded as unidentifiable and intangible assets.

Latest Audited Consolidated Balance Sheet means the most recently prepared audited consolidated balance sheet of the Sims Group, or if a half yearly unaudited balance sheet has been prepared more recently, the half yearly balance sheet, as at or prior to the date at which an examination is being made to determine Total Indebtedness, Total Tangible Assets, Current Assets, Current Liabilities or Shareholders Funds.
[*] Confidential Treatment Requested

Material Adverse Effect means a material adverse effect on the financial condition of The Sims Group, its ability to meet its payment obligations under the Bank Documents, or any Security Interest provided to Westpac by any Relevant Company.

Net Debt is the aggregate of the Finance Debt of all members of the Sims Group after deducting the aggregate amount of Cash of all members of the Sims Group.

Relevant Company means Simsmetal, any Guarantor or any subsidiary of any of them.

Secured Indebtedness means at any time the aggregate amount of all secured liabilities of the Sims Group other than the Excluded Member.

Security Interest includes any mortgage, pledge, lien, charge or other security or any arrangement which gives a creditor a preferential right to an asset or its proceeds.

Shareholders’ Funds means Total Tangible Assets less Total Indebtedness.

Sims Group means Simsmetal Limited and its Subsidiaries.

Subsidiary has the meaning given in the Corporations Law.

Tangible Assets means all assets other than Intangible Assets.

Total Finance Debt means at any time all Finance Debt that would be included in the calculation of Total Indebtedness.

Total Indebtedness means at any time the aggregate amount (as disclosed by the Latest Audited Consolidated Balance Sheet) of all secured and unsecured liabilities of the Sims Group together with, unless already included in the Latest Audited Consolidated Balance Sheet:
(a)	the aggregate amount (as disclosed by its latest audited balance sheet) of all secured and unsecured liabilities of any entity which has become a member of the Sims Group since the date of the Latest Audited Consolidated Balance Sheet and all other amounts which would be included in this definition if references to the Latest Audited Consolidated Balance Sheet were to be to the latest audited balance sheet of that entity;

(b)	the unrepaid principal (or its equivalent) of any Finance Debt where the proceeds or benefits of that Finance Debt:
(1)	have been received by any member of the Sims Group, since the date of the Latest Audited Consolidated Balance Sheet, excluding the amount of any such proceeds which have been applied in reduction of any secured or unsecured liabilities included in this definition; or
[*] Confidential Treatment Requested

(2)	are to be received by any member of the Sims Group and the receipt of such proceeds or benefits has been underwritten or otherwise assured to the satisfaction of the auditor of the Sims Group;
(c)	the paid up capital amount and accrued but unpaid dividends of Guaranteed Shares;
and after:
(d)	deducting:
(1)	the aggregate amount of all secured and unsecured liabilities of any entity which has ceased to be a member of the Sims Group since the date of the Latest Audited Consolidated Balance Sheet and in respect of which no other member of the Sims Group has any liability; and

(2)	the aggregate amount of all liabilities which in the opinion of the auditor of the Sims Group have been defeased in such a way as to enable any such liability to be considered as having been extinguished within the meaning of paragraph 30 of Australian Accounting Standard AAS23; and

(3)	debt reductions of the type referred to in (b)(iii) of the definition of “Total Tangible Assets”;
(e)	eliminating all inter-entity balances among the member of the Sims Groups or any of them (including any member of the Sims Group which has become one since the date of the Latest Audited Consolidated Balance Sheet); and

(f)	making such further adjustments (including, without limitation, elimination of any double counting arising in relation to any Guarantee and the obligation or indebtedness that is the subject of the Guarantee) which in the opinion of the auditor of the Sims Group are appropriate to make a proper determination of the total amount of the aggregate indebtedness of the members of the Sims Group.
In this definition and the definition of “Current Liabilities”, references to “secured and unsecured liabilities” shall include (without limiting the generality of the expression) all Finance Debt and provisions for estimated liabilities for income taxes, long service leave and dividends recommended, declared or accrued but unpaid and provisions for any Contingent Liability but shall not include paid up share capital (other than Guaranteed Shares), reserves of any nature or undistributed profits;

Total Tangible Assets means at any time the aggregate of the book values, as disclosed by the Latest Audited Consolidated Balance Sheet, of all Tangible Assets of the Sims Group and of such Intangible Assets of the Sims Group as Westpac in its sole and absolute discretion may from time to time agree, together with, (unless already included in the Latest Audited Consolidated Balance Sheet):
[*] Confidential Treatment Requested

(a)	the aggregate (as disclosed by its latest audited balance sheet) of the book value of the Tangible Assets as determined by the auditor of the Sims Group (after making provisions for depreciation and bad and doubtful debts and any income yet to mature) of any entity which has become a member of the Sims Group since the date of the Latest Audited Consolidated Balance Sheet;

(b)	the aggregate proceeds of:
(1)	any issue of shares or stock (including premium) of any member of the Sims Group received since the balance date of the latest Audited Consolidated Balance Sheet; and

(2)	the aggregate proceeds of any calls on partly paid shares made by any member of the Sims Group which have been received since the balance date of the Latest Audited Consolidated Balance Sheet, excluding the amount of any such proceeds which:
(3)	have been applied in reduction of any secured or unsecured liabilities included in the definition of “Total Indebtedness”; or

(4)	have been applied in acquiring any assets included in Total Tangible Assets under this definition;
(c)	the book value of any Tangible Assets (not excluded as provided below) acquired since the date of the Latest Audited Consolidated Balance Sheet by any member of the Sims Group with the proceeds of the sale of shares or units in any entity which has ceased to be a member of the Sims Group since that date;

(d)	the book value of all assets which are or may be leased, chartered, hired, managed, used or operated under a finance lease (where the capitalised rent has been included in Total Indebtedness) as determined by the auditor of the Sims Group at least annually or (at the option of Sims) the value as at the date of calculation as assessed by a qualified independent valuer chosen by Sims and approved by Westpac);

(e)	the proceeds of any Finance Debt referred to in paragraph (b) of the definition of “Total Indebtedness” excluding the amount of any proceeds which:
(1)	have been applied in reduction of any other secured or unsecured liabilities included in that definition; or

(2)	have been applied in acquiring any assets included in Total Tangible Assets under this definition;
(f)	(if a revaluation of a Tangible Asset of any member of the Sims Group has been carried out by an independent valuer approved by Westpac), the excess (if any) of the fair value of that Tangible Asset as established by the valuer over its book
[*] Confidential Treatment Requested

value (as disclosed in the Latest Audited Consolidated Balance Sheet or, in the case of any entity which has become a member of the Sims Group since the Latest Audited Consolidated Balance Sheet, as disclosed in the latest audited balance sheet of that entity) and as accepted by the auditor of the Sims Group without qualification;
and after deducting:
(g)	the amount of any income yet to mature and the amount of provisions for depreciation and for bad and doubtful debts as disclosed by the Latest Audited Consolidated Balance Sheet;

(h)	the aggregate (as disclosed by the latest audited balance sheet of the relevant entity) of the book values of the Tangible Assets of any entity which has ceased to be a member of the Sims Group since the date of the Latest Audited Consolidated Balance Sheet, other than Tangible Assets of that entity which have become assets of another member of the Sims Group since that date (except that, where a revaluation of any asset had previously been made under Paragraph (f), the fair value of that asset as determined in accordance with that paragraph shall be used instead of the book value);

(i)	the book value of any Tangible Assets of any member of the Sims Group which have been applied since the date of the Latest Audited Consolidated Balance Sheet in the acquisition of any entity which has become a member of the Sims Group since that date (except that, where a revaluation of any asset had previously been made under paragraph (f), the fair value of that asset as determined in accordance with that paragraph shall be used instead of the book value); and

(j)	if a revaluation of a Tangible Asset of any member of the Sims Group has been carried out by an independent valuer (whether at the request of Westpac or otherwise), the excess (if any) of the book value of that Tangible Asset (as disclosed in the Latest Audited Consolidated Balance Sheet or, in the case of any entity which has become a member of the Sims Group since the Latest Audited fair value as established by the valuer and as accepted by the auditor of the Sims Group without qualification;
and after:
(k)	eliminating all inter-entity balances among any of the Sims Group (including any member of the Sims Group which has become such since the Latest Audited Consolidated Balance Sheet); and

(l)	making such further adjustments as may properly be necessary to avoid any double counting of assets or as may be required by the auditor of the Sims Group to enable a proper determination to be made of the total amount of the Total Tangible Assets;
[*] Confidential Treatment Requested

2.	REPRESENTATIONS AND WARRANTIES

Each Undertaking Company represents and warrants as follows.
(a)	(Status) Each Relevant Company is incorporated in the place stated by it. Any Bank Document to which a Relevant Company is expressed to be a party is its binding obligation enforceable against it, and does not breach any document or agreement binding on it or any law.

(b)	(Authority) No further corporate action is necessary for it to draw under each facility provided under a Bank Document. Each person held out in a verification certificate attached to a Bank Document or other document signed by a secretary or director as having that authority, is authorised to sign a draw down or other notice on its behalf.

(c)	(Accounts) Its most recent consolidated and unconsolidated accounts give a true and fair view under generally accepted accounting principles. There has been no material adverse change since the period they cover. They disclose all material Finance Debt and material contingent liabilities.

(d)	(Litigation) No litigation, tax claim, dispute or other proceeding is current or, to a Relevant Company’s knowledge, the Relevant Company is not threatened with a reasonable likelihood of an adverse decision in excess of $5,000,000 or which is likely to have a Material Adverse Effect.

(e)	(No default) There is no subsisting Event of Default, or event which with time or notice or both would become an Event of Default (including any breach of a Bank Document).

(f)	(Environment Law) There is and has been nothing relating to it or its business or assets which under any law relating to the environment, Hazardous Materials, planning or health and safety has given rise or may give rise to substantial expenditure by it, a substantial claim against it or a requirement that it cease or substantially alter a material activity.

(g)	(Holding Company) No Undertaking Company is a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, or a “public utility” within the meaning of the United States Public Utility Holding Company Act of 1935, as amended.

(h)	(ERISA.) Any United States of America incorporated Undertaking Company and its Subsidiaries (Sims US Company) have satisfied the minimum funding standards under the ERISA, as amended, with respect to its employee benefit Plans and is in compliance in all material respects with the presently applicable provisions of such Act. Except to the extent that certain non-qualifying deferred compensation plans or certain amounts paid in relation to separation of employment of former employees John Mike and Alan D Ratner or all or any portion of the 401(K) plan at any time associated with Simsmetal America (including without limitation any portion related to any matching contributions
[*] Confidential Treatment Requested

made by Simsmetal America to such 401(K) plan) constitute the maintenance, sponsorship, contributions to or obligation to contribute to any Plan; no Sims US Company nor any ERISA Affiliate of it maintains, sponsors, contributes to or is obligated to contribute to, or during the five (5) years ending on the date of execution and delivery of this Agreement, has maintained, sponsored, contributed to or was obligated to contribute to, any Plan. None of its assets are, or are deemed to be “plan assets” whether by operation of law or under regulations promulgated under ERISA.

(i)	(Federal Reserve Regulations). No Undertaking Company is engaged principally, nor as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of the loan will be used, whether immediately, incidentally or ultimately, for any purpose, which violates or is inconsistent with any of the provisions of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System.

(j)	(Margin Regulations). No Undertaking Company is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock or margin securities (within the meaning of Regulations U and X issued by the Board of Governors of the Federal Reserve System), and no proceeds of accommodation under Bank Documents will be used, directly or indirectly, to purchase or carry any margin stock or margin securities or to extend credit to others for the purpose of purchasing or carrying any margin stock or margin securities

(k)	(Not an Investment Company; Public Utility Holding Company) No Undertaking Company is, nor during the term of the loan will it be, (a) an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any (whether US or not), federal or local statute or regulation limiting their ability to incur indebtedness for money borrowed as contemplated by any Bank Document.
3.	REPETITION OF REPRESENTATIONS AND WARRANTIES

Each of the representations and warranties contained in clause 2 are made on the date of acceptance of this letter and shall be repeated on the date of each drawdown of financial accommodation under any Bank Document.

4.	UNDERTAKINGS

Each Undertaking Company undertakes as follows, to the extent that the undertaking applies to it. It also undertakes to ensure that each Relevant Company complies with the following, to the extent that the undertaking applies to a Relevant Company. In each case these apply unless Westpac gives written consent otherwise.
[*] Confidential Treatment Requested

(a)	(Information) It will provide the following:
(1)	promptly after each relevant accounting period (but within 120 days for a full year and 60 days for half year), copies of the Sims Group consolidated audited annual and unaudited semi-annual balance sheet, cashflow statements and profit and loss statements;

(2)	when it provides those accounts or statements, a certificate of a director certifying as to whether: an Event of Default subsists, its representations are true, and it complies with the financial undertakings in clause 5;

(3)	promptly, all documents issued by it to its shareholders;

(4)	promptly, advice of any material change to the terms of facilities provided by other lenders to members of the Sims Group;

(5)	promptly, notice of any litigation to which it is a party which may have a Material Adverse Effect; and

(6)	promptly, any other information reasonably requested by Westpac.
Any account or statement must give a true and fair view and generally accepted accounting principles must have been consistently applied in the preparation of such accounts or statements.

(b)	(Notice of default) It will notify Westpac as soon as it becomes aware of any Event of Default, or event which with giving of time or notice or both would become an Event of Default (including any breach of a Bank Document).

(c)	(Negative Pledge) Neither it nor a Relevant Company will create or allow a Security Interest over any of its assets or enter any other transaction or arrangement which gives a creditor a preferential right to an asset owned or used by it except in the following instances:
(1)	a lien or statutory charge which arises by operation of law in the ordinary course of day to day business and does not secure Finance Debt, but only so long as it pays the amount secured promptly, except where that amount is being contested in good faith; and

(2)	Security Interests that secure Secured Indebtedness that is permitted under clause 5.
(d)	(Assets) Neither it nor a Relevant Company will dispose of all or any substantial part of its assets or an interest in them or agree or attempt to do so (whether in one or more related or unrelated transactions) except:
(1)	where the disposals in the ordinary course of day to day trading;
[*] Confidential Treatment Requested

(2)	the disposals are of surplus assets no longer required for its business;
(e)	(Authorisations) Each Relevant Company will keep in force and comply with all Authorisations required in relation to the performance and enforceability of the Bank Documents.

(f)	(Change of business) The Relevant Companies will not substantially change the nature of the business or businesses carried on by them as a whole. No Relevant Company will take any action which would have that effect, whether by disposal, acquisition or otherwise.

(g)	(Arms length dealings) No Undertaking Company will deal with any other party except at arms length for full commercial consideration in the ordinary course of business.

(h)	(Environmental Law) Each Undertaking Company will maintain procedures which in the opinion of Westpac are adequate to monitor its compliance with laws relating to the environment planning and health or any authorisation under any of those laws, and which are adequate to deal with circumstances which may give rise to a claim or a requirement of substantial expenditure by it pursuant to these laws.

(i)	(Guarantors) It will ensure that at all times that the guarantors under the interlocking Guarantee dated 13th November 2000 account for at least 90% of Total Tangible Assets or in the case of a newly acquired or created Subsidiary will account for at least 90% of Total Tangible Assets within 3 months of acquisition or creation.

Documentation to add guarantors must be to Westpac’s satisfaction. All guarantors must provide evidence of due execution of documentation (for example, verification certificate). All foreign guarantors must within 3 months of becoming a guarantor must provide a legal opinion in a form satisfactory to Westpac.

(j)	(Amend Bank Documents) It will if requested by Westpac negotiate in good faith, and after agreement promptly implement any changes to the Bank Documents that Westpac reasonably believes necessary to ensure that the Bank Documents reflect terms at least as favourable as those afforded by the Sims Group to other lenders.

(k)	(Foreign Borrowers legal opinions) All foreign borrowers must within 3 months of becoming a borrower provide a legal opinion in a form satisfactory to Westpac.

It will promptly remedy any material breaches or circumstances referred to above.
5.	FINANCIAL UNDERTAKINGS

Simsmetals undertakes that at all times it will ensure the following unless Westpac gives written consent otherwise:
[*] Confidential Treatment Requested

(a)	Shareholders’ Funds must be at least A$150,000,000.

(b)	Total Indebtedness must not exceed 70% of Total Tangible Assets.

(c)	Net Debt must not exceed 100% of Shareholders’ Funds.

(d)	The ratio of EBIT plus operating lease rental payments (for each period of 12 months ending on each 30 June and 31 December) to Fixed Charges plus operating lease rental payments (for the same periods) must not be less than 2.00 times.

(e)	The ratio of Total Finance Debt (for each period of 12 months ending on each 30 June and 31 December) to EBITDA (for the same periods) must not exceed 3.00 times.

(f)	Secured Indebtedness must not exceed 5% of Total Tangible Assets.
6.	EVENTS OF DEFAULT

Each of the following is an Event of Default (even if outside the control of any Undertaking Company except as stated below).
(a)	(Obligations under transaction documents) Any Undertaking Company fails to do any of the following:
(1)	to pay principal under a Bank Document or any interest or other amount under a Bank Document on the due date unless the interest or other amount is paid within 2 days of the due date and it demonstrates to the satisfaction of Westpac that the delay was due to a failure in transmission of funds outside of its control where the funds were available to it with a bank and it gave the requisite instructions;

(2)	to comply with its financial undertakings in clause 5; or

(3)	to comply with any other obligation in a Bank Document and, if in the opinion of Westpac that failure can be remedied within 14 days, does not remedy that failure within 14 days of notice of that failure.
(b)	(Misrepresentation) A representation or statement by or on behalf of an Undertaking Company in a Bank Document, or in a document provided under it, is misleading in a material respect.

(c)	(Cross Default) Finance Debt of a Relevant Company totalling at least A$5,000,000 or its equivalent:
(1)	is not paid when due (or within an applicable grace period) except where it is being contested in good faith; or
[*] Confidential Treatment Requested

(2)	becomes due and payable before its stated maturity, except as a result of an exercise of a prepayment right in the absence of default.
An obligation to provide finance to a Relevant Company totalling at least that amount is terminated except as a result of voluntary termination in the absence of default.

(d)	(Winding up) An order is made, or a resolution is passed or proposed in a notice of meeting, for:
(1)	the winding up or administration of an Undertaking Company or any analogous process; or

(2)	an arrangement or composition with its creditors or a class of them.
An application is made for any of the above. (Other than a frivolous or vexatious application for which an application for its dismissal has been made, or an application that is contested in good faith and is not stayed, discontinued or withdrawn within 14 days.)

(e)	(Enforcement against assets) A receiver, receiver and manager, administrator or similar officer is appointed over a Relevant Company or any of its assets. A Security Interest is enforced, or distress or other execution levied, against any asset with a value in excess of A$5,000,000 or its equivalent or for a debt in excess of that figure.

(f)	(Reduction of capital) A Relevant Company reduces its capital, cancels its uncalled capital or buys back its shares to an extent which is likely to have a Material Adverse Effect or cause a breach of the financial undertakings in clause 5.

(g)	(Insolvency) A Relevant Company is insolvent or is deemed or presumed insolvent under any applicable law. A Relevant Company ceases or threatens to cease carrying on its business or paying its debts.

(h)	(Bank Documents) All or a material part of a Bank Document is for any reason:
(1)	terminated or of no force or limited force; or

(2)	terminable at the option of the Relevant Company,
except as expressly provided under that Bank Document. A Relevant Company alleges it is so.

(i)	(Ceasing business) A Relevant Company ceases to carry on business.

(j)	(Environmental) If there is any claim or requirement of expenditure or cessation of activity under any law relating to the environment, planning or health which in
[*] Confidential Treatment Requested

the opinion of Westpac is likely to have a Material Adverse Effect or any circumstances arises which may give rise to such a claim or requirement.

(k)	(Governmental interference) A law or anything done by a Governmental Agency is likely to in the opinion of Westpac have a Material Adverse Effect.

(l)	(CBA event of default) an event of default, termination event or other similar event occurs under any agreement relating to Finance Debt between a Relevant Company and Commonwealth Bank of Australia.
Nothing in paragraph (d) or (f) or (i) is an Event of Default if done for a solvent reorganisation previously approved by Westpac.

7.	WESTPAC’S REMEDIES AND POWERS
Event of Default
If an Event of Default occurs then Westpac may at any time either or both:
(a)	terminate any facility provided under any Bank Document; and

(b)	by written notice require each Undertaking Company to repay all amounts lent or provided to it under any Bank Document, and all other amounts actually or contingently outstanding by it under any Bank Document and the Undertaking Company must pay them immediately.
If an amount is paid to Westpac to cover an amount contingently owing, Westpac will hold that amount in an interest bearing account until the amount becomes actually owing or ceases to be contingently owing. Westpac will then apply the amount in the account (including interest) in payment of the amount actually owing and return the balance to the relevant Undertaking Company.

Where a Bank Document specifies that a facility can be terminated by Westpac at any time, Westpac may at any time do either of the things specified in (a) or (b) above whether or not an Event of Default has occurred.

Any notice given by Westpac pursuant to paragraphs (a) or (b) shall be of no effect if:
(c)	it is given because of the occurrence of an event of default specified in paragraphs (a)(ii), (a)(iii), (b), (c), (f), (h), or (i) of clause 6; and

(d)	within two business days of the notice the Undertaking Company is able to show to the Bank’s satisfaction that:
(1)	the Event of Default has ceased to exist; or

(2)	the continuation of the Event of Default does not have a Material Adverse Effect.
[*] Confidential Treatment Requested

Application of money — set-off
If an Undertaking Company does not pay an amount when due, Westpac may apply any money in any of Undertaking Company’s accounts or deposits (whether or not matured) in payment of any amount payable by it under any Bank Document. It need not do so. It can convert currencies using its normal procedures provided those procedures are fair and reasonable to both Simsmetal and Westpac.
No waiver
No failure to exercise a power, and no delay in exercising a power, operates as a waiver. Waivers must be in writing.

8.	REVIEW
(a)	(Material Adverse Change) If there are any circumstances including a material adverse change to the business assets or financial condition of the Relevant Companies taken as a whole which in the reasonable opinion of Westpac are likely to have a Material Adverse Effect then Westpac may on two months written notice:
(1)	require repayment of all or part of the financial accommodation provided to any Undertaking Company under any Bank Document; and

(2)	terminate all facilities,
unless in that period security is provided or amendments to the Bank Documents are made which are satisfactory to Westpac.

(b)	(Control) If Simsmetal becomes controlled by another person then Westpac may within 60 days after notification of that change of control review the terms of any financial accommodation provided under any Bank Document. Following that review Westpac may require repayment of all or part of the financial accommodation provided to any Undertaking Company and terminate all facilities.

For this purpose a corporation is controlled by a person or entity holding a relevant interest (as defined in the Corporations Law) of more 50% of voting shares in Simsmetal.
9.	PAYMENTS
Method of payment
Each Undertaking Company will make all payments at the address on the execution page of this agreement or as specified by Westpac except where a Bank Document specifies
[*] Confidential Treatment Requested

otherwise. Payments must be in cleared funds and free of any set-off or deduction, except for taxes where required by law.
Time of payment
Unless otherwise stated, amounts payable under any of the clauses “Yield protection”, and “Additional Payments” are payable within two Business Days of demand.
Default interest
Interest will accrue each day on each amount due under a Bank Document but unpaid. Unless otherwise specified in the Bank Document, the rate will be Westpac’s advertised Reference Lending Rate (or any equivalent rate which is substituted for this rate from time to time) then applicable plus the Margin plus 2%. That interest accrues before and after any judgment. Unless it does so more often, Westpac will be taken to have debited monthly the Undertaking Company’s account with accrued interest under this paragraph. That interest will then itself bear interest.

10.	YIELD PROTECTION

Whenever Westpac determines that a Change in Law (as defined below) has the effect of:
(a)	increasing its costs of funding or maintaining a facility under a Bank Document, or reducing its return or amounts received in respect of the facility; or

(b)	reducing its return on capital allocated to a facility under a Bank Document (including because more capital needs to be allocated to the facility or cannot be used elsewhere), then Westpac will promptly notify the relevant Undertaking Company, who must pay Westpac the amount Westpac certifies is necessary to compensate it. That certificate will give an outline of the calculation, and will be conclusive and bind the Undertaking Company in the absence of manifest error.

If the Undertaking Company so requests, Westpac will negotiate in good faith with a view to finding a means of minimising the effect, but is not a defence that the effect could have been avoided or minimised.

A Change in Law is the introduction of, or a change in, any law, official directive, ruling or request or a change in its interpretation. If it does not have the force of law, it must be one with which responsible Australian banks would comply. Without limitation, it includes any occurrence which is a “Change in Law” as described above and which relates to capital adequacy, special deposit, liquidity, reserve, prime assets, tax or prudential requirements (except a change in tax on overall net income).

It does not include a change where Westpac is entitled to receive adequate compensation under another provision of a Bank Document.
[*] Confidential Treatment Requested

11.	ADDITIONAL PAYMENTS
Indemnity and costs
Each Undertaking Company will pay Westpac’s reasonable legal costs (including goods and services tax or similar tax) in relation to the preparation of each Bank Document to which it is a party and any security for its obligations, and any amendment of it, or any consent or waiver. (In respect of the preparation of this agreement, company searches referred to in conditions precedent to Bank Documents and the Bank Documents prepared around the date of this agreement, legal costs on account of preparation are capped at $5,000.)

Each Undertaking Company will indemnify Westpac against any liability, loss, cost or expense (including legal costs on a full indemnity basis and including any goods and services tax or similar tax) it incurs in or as a result of an Event of Default or a breach of its obligations, or in the actual or contemplated enforcement of this agreement or any Bank Document to which it is a party or in the actual or contemplated enforcement of any security.

Each Undertaking Company will, to the fullest extent permitted by law, indemnify and hold harmless Westpac and its respective directors, officers, employees and agents, from and against any and all claims, damages, liabilities and expenses (including, without limitation, reasonable attorney costs) for which any of them may become liable or which may be incurred by or asserted against Westpac or any such director, officer, employee or agent, in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not Westpac or any such director, officer, employee or agent is a party thereto, arising out of, related to or in connection with any Bank Document or any transaction in which any proceeds of all or any part of the accommodation under Bank Documents are applied or proposed to be applied, EXPRESSLY INCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ARISING OUT OF THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PERSON (but excluding any such claim, damage, liability or expense to the extent attributable to the gross negligence or willful misconduct of, or violation of any law or regulation by, any such indemnified Person). The undertaking in this clause shall survive the payment of all or any accommodation under Bank Documents.
Goods and Services Tax
(a)	Notwithstanding any other provision of this agreement, any amount payable to Westpac under this agreement does not include any goods and services tax or similar tax by whatever name called (including GST as defined in A New Tax System (Goods and Services Tax) Act 1999, as amended from time to time, (the “GST law”). Terms defined in the GST law have the same meaning in this agreement.

(b)	To the extent that any supply under or in connection with this agreement by Westpac constitutes a taxable supply, the consideration payable will automatically be increased to include an additional amount on account of GST. That amount
[*] Confidential Treatment Requested

will be the product of the value of the consideration for the supply and the prevailing GST rate.

(c)	Notwithstanding any other provision in this agreement if, for the purposes of GST law, Westpac is not entitled to an input tax credit in respect of the whole or part of any GST payable on a supply acquired by Westpac in connection, whether directly or indirectly, with this agreement, Westpac may increase the amounts paid or payable under this agreement to the extent necessary to recoup the input tax incurred by Westpac in connection with that supply.
Tax
If an Undertaking Company is required to deduct any tax from any payment under a Bank Document (except a tax on Westpac’s overall net income), then:
(a)	the Undertaking Company must pay that amount to the appropriate authority and promptly give Westpac evidence of payment; and

(b)	the amount payable is increased so that (after deducting that tax, and paying any taxes on the increased amount) Westpac receives the same amount it would have received had no deduction been made.
Currency Indemnity
Each Undertaking Company will indemnify Westpac if any amount payable under or in connection with a Bank Document is received in a currency which is different from that in which it is required to be paid under this agreement. This indemnity applies whatever the reason for receipt of the amount in a different currency.
Stamp duty
Each Undertaking Company will pay all stamp, transaction and other similar duties and charges in relation to this agreement or any Bank Document to which it is a party and any security for its obligations and any transaction under them. This includes financial institutions duty and debits tax. Each Undertaking Company will also pay any fines and penalties unless they result from a failure by Westpac to lodge a document for stamping in sufficient time, having received from the Undertaking Company the amount of stamp duty in good time.
12.	NEW PARTIES

A party can join this agreement as an Undertaking Subsidiary and if Westpac agrees, can be joined to other Bank Documents. To do so it must sign an accession agreement in the form attached. Upon signing the accession agreement the party will automatically become an Undertaking Subsidiary under this agreement (and assume the nominated status under any Bank Document set out in the accession agreement) and have the same obligations and rights as if named in the Subsidiaries Schedule and as if it had signed this agreement and that other Bank Document.
[*] Confidential Treatment Requested

Simsmetal will promptly advise Westpac of the acquisition or creation of a new Subsidiary. Simsmetal will also advise Westpac if it is necessary for that Subsidiary to become a party to the interlocking Guarantee dated 15th November 2000 in order to ensure compliance with Undertaking clause 4(i).

13.	GENERAL
Statement
A written statement by Westpac as to any amount due under a Bank Document will be sufficient evidence of that amount unless the relevant Undertaking Company proves it wrong.
Term
This agreement will continue so long as there is any liability, obligation, document or agreement between Westpac and any Relevant Company or until Westpac releases it whichever event occurs earlier.
Assignment
No Undertaking Company may assign its rights under any Bank Document. Westpac may transfer any part of its rights and, with an Undertaking Company’s consent, its obligations. An Undertaking Company will not withhold that consent unreasonably. With the prior consent of Simsmetal which consent will not be withheld unreasonably, Westpac may disclose information concerning a Bank Document or an Undertaking Company to a potential transferee or sub-participant. Westpac may transfer any part of its rights with the prior consent of Simsmetal which consent will not be withheld unreasonably. Westpac may from time to time change its office at which accommodation is made or carried, provided that if at the time of any change from one office to another the effect thereof would be to increase any amount payable by an Undertaking Company under a Bank Document then such change shall not be made without the prior written consent of Simsmetal.

Notwithstanding any other provision set forth in a Bank Document, Westpac may at any time assign, as collateral or otherwise, any of its rights (including, without limitation, rights to payments of principal by a Westpac office in the United States of America to any Federal Reserve Bank without notice to, or consent of, the Undertaking Companies or any of their agents, successors or assigns.

Where Westpac wants to transfer any part of its obligations the relevant Undertaking Company will sign when reasonably requested by Westpac a document which will effect that transfer and which does not increase the Undertaking Company’s obligations. Westpac will bear its own costs and stamp duty on that document.
[*] Confidential Treatment Requested

Notices
Any notice, demand, statement, certificate or other communication by Westpac under any Bank Document may be given by any person whose title includes the word a manager, a counsel, a head or a president, or any attorney authorised to do so.

Notices may be sent by facsimile, post or any other means to the recipient’s address or number set out on the signature page of this agreement or to any other address or number notified to the sender by the recipient.

Notices will be taken to have been given if delivered or left at that address on the date on which they are delivered or left.
Governing law and jurisdiction
This agreement is governed by NSW law. Each Undertaking Company accepts the non-exclusive jurisdiction of the courts having jurisdiction there in relation to each Bank Document.

Relationship Manager
SIGNED for WESTPAC BANKING CORPORATION by its authorised officer ADDRESS: Level 3, 255 Elizabeth Street, Sydney, NSW 2000 FACSIMILE: (02) 9284 8259

ACCEPTED for Simsmetal Limited ACN 008 634 526 by under power of attorney dated
ADDRESS:	Level 6, 41 McLaren Street North Sydney NSW 2000

FACSIMILE:	(02) 9954 9680
[*] Confidential Treatment Requested

EXECUTED for and on behalf of	)
Simsmetal Finance Limited	)
by authority of the directors	)
In the presence of:	)

Signature of Director	Signature of Director / Secretary

Name of Director (print)	Name of Director / Secretary (print)

THE COMMON SEAL of	)
Simsmetal USA Corporation	)
was duly affixed in the presence of:	)

Signature	Signature

Print Name	Print Name

Office Held	Office Held
[*] Confidential Treatment Requested

EXECUTED as a deed by	)
Simsmetal UK Holdings Limited	)
by authority of the directors	)
In the presence of:	)

Signature of Director	Signature of Director / Secretary

Name of Director (print)	Name of Director / Secretary (print)

EXECUTED as a deed by	)
Simsmetal UK Limited	)
by authority of the directors	)
In the presence of:	)

Signature of Director	Signature of Director / Secretary

Name of Director (print)	Name of Director / Secretary (print)
[*] Confidential Treatment Requested

SUBSIDIARIES SCHEDULE

3. ABN/PLACE
2. SUBSIDIARY NAME	INCORPORATION	4. ADDRESS

Simsmetal Finance Limited	052 931 218	Lvl 6, 41 McLaren Street, North Sydney NSW 2060
Simsmetal USA Corporation	USA	600 South 4th Street, Richmond CA 94804 USA
Simsmetal UK Holdings Limited	UK	Long Marston, Statford-Upon-Avon, Warwickshire CV37 8A, United Kingdom
Simsmetal UK Limited	UK	Long Marston, Statford-Upon-Avon, Warwickshire CV37 8A, United Kingdom
[*] Confidential Treatment Requested

ANNEXURE
UNDERTAKING SUBSIDIARIES
FORM OF ACCESSION AGREEMENT
By this Agreement [New Undertaking Subsidiary Name & ACN] (Company Name) of                                          becomes:
•	an Undertaking Subsidiary under the Sims Group Standard Terms dated (Standard Terms) with Westpac Banking Corporation ARBN 007 457 141 (Westpac) and others, and bound by them as stated in the Standard Terms;

•	an [insert status] under the [insert name of Bank Document] dated (insert short name of Bank Document) with Westpac and others, and bound by the terms of the (insert short name of Bank Document) as stated in the (insert short name of Bank Document)
It does so in consideration of $1 which it has received from Westpac and in consideration of Westpac at its request giving credit, or continuing to provide it or not taking immediate action to enforce the obligations of another Undertaking Company, and for other good and valuable consideration.
Capitalised terms used in this agreement are defined either within the text of this agreement or within the Standard Terms.

THE COMMON SEAL of	)
[Company Name]	)
was duly affixed in the presence of:	)

Signature	Signature

Print Name	Print Name

Office Held	Office Held
[*] Confidential Treatment Requested

Westpac Banking Corporation ABN 33 007 457 141
Consumer and Industrials
Level 4, 255 Elizabeth Street,
SYDNEY NSW 2000
Tel: (02) 9284-9408
Fax: (02) 9284-9288
6 August 2003
The Directors,
Sims Group Limited
Level 6, Sims Group House
41 McLaren Street
NORTH SYDNEY NSW 2060
Variation to Multicurrency Revolving Floating Rate Cash Advance Facility
Westpac Banking Corporation (Westpac) proposes to vary its facility currently available to Sims Group Limited ABN 37 008 634 526 (Sims Group) and its subsidiaries listed in the Schedule of Subsidiaries (together the Undertaking Companies) on the terms set out in Westpac’s agreement dated 1 November 2000 as amended (the Agreement), and the Standard Terms dated the same date (the Standard Terms).
The amendments needed to document the varied facility are set out below.
Please confirm the Undertaking Companies’ acceptance of these amendments by signing the accompanying copy of this letter and returning it to us before 6 September 2003.
Capitalised terms defined in the Agreement and the Standard Terms have the same meanings when used in this letter.
This is a Bank Document for the purposes of the Standard Terms.
1.	Amendments
Agreement
1.1	In the Agreement, the Margin, Interest Rate and Term are replaced by the details set out below.
AMENDED DETAILS

Margin	Initially, [*] pa., but varying in accordance with the Total Debt/EBITDA multiple for the previous six months, (December figures) or twelve months (June figures). The Margin will vary as set out in the following schedule. The first review of pricing will be in respect of the (annualised) twelve month period ending 30 June 2003. Any revised margin will take effect from
[*] Confidential Treatment Requested

Sims Group Limited

the following (June period) 1 October or (December period) 1 April. Calculation and definition of the Debt/EBITDA multiple is set out in the Standard Terms.

Total Debt/EBITDA Margin Line Fee
[*] [*] [*]

Line Fee	The Line Fee will be payable quarterly in advance, calculated on the Commitment.

Interest Rate	For each interest period of 1,2,3,4,5 or 6 months for each advance, the Base Rate (as defined in clause 9) plus the Margin and (in the case of advances by Westpac London) the Mandatory Cost, as calculated under the formulae attached to this letter. It is payable in arrears on the last day of each interest period and on repayment or prepayment of the relevant principal.

For each interest period of 7 or 14 days for each advance, the Base Rate applicable will be the rate quoted for those advances on the LIBOR01 page of Reuters.

Term	Until 1/11/06 or as otherwise agreed (the Term).
1.2	The following clause is to be inserted following “Term” under the Facility Details

Extension option	Sims Group may, on an annual basis, request Westpac to extend the Term for a further 12 month period. The Term is not to exceed 3 years. Any extension shall be at Westpac’s sole discretion and may be subject to a potential pricing review.
1.3	In the Agreement, the clause “Minimum denominations” is deleted and replaced by the following:

“Minimum denominations

Each advance must have a minimum amount as follows:
•	if in Australian dollars, $1,000,000; with an integral multiple of $1,000,000.

•	if in US dollars, $1,000,000; with an integral multiple of $1,000,000.

•	if in Pounds Sterling, GBP1,000,000; with an integral multiple of GBP 1,000,000.

•	if in euros, EURO1,000,000, with an integral multiple of EURO1,000,000.
[*] Confidential Treatment Requested

Sims Group Limited
•	if in another Alternative Currency, a minimum amount and integral multiple as advised by Westpac;
or which is equal to the amount remaining for the undrawn Commitment.
Advances in no more than three (3) currencies may be outstanding at any one time.”
1.4	In the Agreement, under clause 2 “Calculation of Interest”, delete the fourth paragraph and insert the following:

“Unless Westpac agrees otherwise, interest periods must be of 7 or 14 days or of 1,2,3,4,5 or 6 months. If an interest period would end on a day that is not a Business Day, then it will end on the previous Business Day”.
2.	General
Conditions Precedent
Before the variation referred to above becomes effective, the Undertaking Companies must:
•	arrange for this letter to be signed by a director and secretary and for a copy of this letter to be returned to Westpac;

•	provide a duly executed verification certificate in the form of Schedule 1 with the attachments referred to; and

•	provide a guarantor’s consent in the form of Schedule 2.
References to Agreement
Any reference in the Agreement to the Agreement includes a reference to the Agreement as varied by this letter or as further varied from time to time.
Confirmation of Agreement and Standard Terms
Other than set out in this letter, the Agreement and the Standard Terms both remain unchanged.
Governing law and Jurisdiction
This letter is governed by New South Wales law. The Undertaking Companies accept the non-exclusive jurisdiction of the courts having jurisdiction there.
[*] Confidential Treatment Requested

Westpac Banking Corporation ABN 33 007 457 141
Subsidiaries’ Schedule

SUBSIDIARY NAME	ABN/Place of incorporation
Simsmetal Finance Limited	90 052 931 218
Sims Group USA Corporation	USA
Sims Group UK Holdings Limited	UK
Sims Group UK Limited	UK
Signed for Westpac Banking Corporation by its authorised officer

Global Head of Consumer and Industrials

Jan Swinhoe

Accepted and agreed for and on behalf of:
Sims Group Limited ABN 37 008 634 526

Director	Secretary

Name (please print)	Name (please print)

Date of acceptance:
I/we confirm:
Each Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Act 2001 from entering into and performing the accepted agreement(s). I/We hold the offices stated under our signatures. I/We am/are authorised to sign the accepted agreement(s).
[*] Confidential Treatment Requested

Sims Group Limited
Accepted and agreed for and on behalf of:
Simsmetal Finance Limited ABN 90 052 931 218
in accordance with a unanimous resolution of its board.

Director	Secretary

Name (please print)	Name (please print)

Date of acceptance:
Accepted and agreed for and on behalf of:
Sims Group USA Corporation
in accordance with a unanimous resolution of its board.

Director	Director

Name (please print)	Name (please print)

Date of acceptance:
Accepted and agreed for and on behalf of:
Sims Group UK Holdings Limited
in accordance with a unanimous resolution of its board.

Director	Director
[*] Confidential Treatment Requested

Sims Group Limited

Name (please print)	Name (please print)

Date of acceptance:
Accepted and agreed for and on behalf of:
Sims Group UK Limited
in accordance with a unanimous resolution of its board.

Director	Director

Name (please print)	Name (please print)

Date of acceptance:
[*] Confidential Treatment Requested

Sims Group Limited
Schedule 1
Form of Verification Certificate
TO:	Jan Swinhoe Global Head of Consumer and Industrials Consumer and Industrials Westpac Banking Corporation Level 4, 255 Elizabeth Street SYDNEY NSW 2000
Variation to Multicurrency Revolving Floating Rate Cash Advance for Sims Group Limited and each of the companies listed in the attached schedule (Document)
I am a director of Sims Group Limited ABN 37 008 634 526 and each of the companies listed in the attached schedule, each a Company.
Attachments
Attached are complete copies of the following:
(i)	Any government approvals necessary for each Company to execute and perform the Document referred to above.

(ii)	The statement referred to under “Commercial Benefit” below.
Board Resolutions to sign documents
On                                          the directors of each Company resolved unanimously to authorise the signing of the documents described above by any two directors or a director and secretary.
Commercial Benefit
The Company confirms that the execution, delivery and observance by the Company of its obligations under the Document is:
(i)	in the best interests of the Company; and

(ii)	for the Company’s commercial benefit because

(insert description of commercial benefit)
Authorised Signatories
The specimen signatures appearing below are those of the person(s) authorised to sign the documents described above, and give notices for each Company in connection with the documents described above.
[*] Confidential Treatment Requested

Sims Group Limited

Authorised Signatory	Specimen Signature

Solvency
Each Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Act 2001 from entering into and performing any of the documents described above.
Signed by:

Name	(please print):
Title:	Director
Dated:

[*] Confidential Treatment Requested

Sims Group Limited
Schedule of Sims Group Companies that are parties to the documents described above

ABN/Place of
Company Name	incorporation
Sims Group Limited	37 008 634 526
Simsmetal Finance Limited	90 052 931 218
Sims Group USA Corporation	USA
Sims Group UK Holdings Limited	UK
Sims Group UK Limited	UK
[*] Confidential Treatment Requested

Sims Group Limited
Schedule 2
Guarantor’s Consent (Varied Facility)
TO:	Jan Swinhoe Global Head of Consumer and Industrials Consumer and Industrials Westpac Banking Corporation Level 4, 255 Elizabeth Street SYDNEY NSW 2000
In consideration of Westpac agreeing to vary the Facility which is documented in a letter dated 1 November 2000 from Westpac to Sims Group Limited (the Facility Letter), the companies listed in the attached Security Schedule below as “Companies a party to the Security” hereby confirm that the amendments to the Facility Letter documented in a letter dated 6 August 2003 from Westpac to Sims Group Limited will not affect in any manner our liability as stated in the said securities or Westpac’s right powers and remedies under them.
Security Schedule

Securities	Date of Security	Companies a party to the Security
Group Guarantee	15/11/2000	Sims Group Limited
Simsmetal Finance Limited
Simsmetal Holdings Pty Limited
Sims Industrial Pty Limited
Universal Inspection and Testing Company Pty Limited
Simsmetal Services Pty Limited
Sims Manufacturing Pty Limited
Sims Energy Pty Limited
Sims Aluminium Pty Limited
Sims Group USA Corporation
Sims Group UK Holdings Limited
Sims Group UK Limited
Simsmetal UK (Southern) Limited
Simsmetal UK (Midwest) Limited
Simsmetal UK Recycling Limited
Simsmetal UK (Northern) Limited
United Castings Limited
Simsmetal UK (Services) Limited
Simsmetal UK (South East) Limited
Simsmetal (Elliott) Limited
Simsmetal (Southwest) Limited
Simsmetal UK (Reclamation) Limited
Simsmetal UK (Wessex) Limited
Simsmetal UK (Glos.) Limited
[*] Confidential Treatment Requested

Sims Group Limited
Commercial Benefit
Each Company confirms that the execution, delivery and observance by the Company of its obligations under the Group Guarantee is:
(i)	in the best interests of the Company; and

(ii)	for the Company’s commercial benefit because

(insert description of commercial benefit)
Accepted and agreed for and on behalf of:
Sims Group Limited ABN 37 008 634 526 and all the above companies in accordance with a unanimous resolution of its board.

Director	Director/Secretary

Name (please print)	Name (please print)

Date of acceptance:
[*] Confidential Treatment Requested

Westpac Banking Corporation ARBN 007 457 141
Consumer and Industrials
Level 4, 255 Elizabeth Street,
SYDNEY NSW 2000
Tel: (02) 9284-9408
Fax: (02) 9284-9288
6 January 2004
The Directors,
Sims Group Limited
Level 6, Sims Group House
41 McLaren Street
NORTH SYDNEY NSW 2060
Further variation to Multicurrency Revolving Floating Rate Cash Advance Facility
Westpac Banking Corporation (Westpac) proposes to vary its facility currently available to Sims Group Limited ABN 37 008 634 526 (Sims Group) and its subsidiaries listed in the Schedule of Subsidiaries (together the Undertaking Companies) on the terms set out in Westpac’s agreement dated 1 November 2000 as amended (the Agreement), and the Standard Terms dated the same date (the Standard Terms).
The amendments needed to document the varied facility are set out below.
Please confirm the Undertaking Companies’ acceptance of these amendments by signing the accompanying copy of this letter and returning it to us before 6 February 2004.
Capitalised terms defined in the Agreement and the Standard Terms have the same meanings when used in this letter.
This is a Bank Document for the purposes of the Standard Terms.
1.	Amendments
Agreement
1.1	In the Agreement, the Line Fee is replaced by the details set out below:
AMENDED DETAILS

Line Fee	The Line Fee will be payable quarterly in arrears, calculated on the Commitment.
[*] Confidential Treatment Requested

Sims Group Limited
2.	General
Condition Precedent
Before the variation referred to above becomes effective, the Undertaking Companies must arrange for this letter to be signed by either two directors or a director and secretary and for a copy of this letter to be returned to Westpac.
References to Agreement
Any reference in the Agreement to the Agreement includes a reference to the Agreement as varied by this letter or as further varied from time to time.
Confirmation of Agreement
Other than set out in this letter, the Agreement remains unchanged.
Governing law and Jurisdiction
This letter is governed by New South Wales law. The Undertaking Companies accept the non-exclusive jurisdiction of the courts having jurisdiction there.
[*] Confidential Treatment Requested

Subsidiaries’ Schedule

SUBSIDIARY NAME	ABN/Place of incorporation
Simsmetal Finance Limited	90 052 931 218
Sims Group USA Corporation	USA
Sims Group UK Holdings Limited	UK
Sims Group UK Limited	UK
Signed for Westpac Banking Corporation by its authorised officer

Global Head of Consumer and Industrials
Jan Swinhoe
Accepted and agreed for and on behalf of:
Sims Group Limited ABN 37 008 634 526

Director/Sole Director and Sole Company Secretary	Director/Secretary

Name (please print)	Name (please print)

Date of acceptance:
I/we confirm:
Each Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Act 2001 from entering into and performing the accepted agreement(s). I/We hold the offices stated under our signatures. I/We am/are authorised to sign the accepted agreement(s).
[*] Confidential Treatment Requested

Sims Group Limited
Accepted and agreed for and on behalf of:
Simsmetal Finance Limited ABN 90 052 931 218
in accordance with a unanimous resolution of its board.

Director	Director/Secretary

Name (please print)	Name (please print)

Date of acceptance:
Accepted and agreed for and on behalf of:
Sims Group USA Corporation
in accordance with a unanimous resolution of its board.

Director	Director/Secretary

Name (please print)	Name (please print)

Date of acceptance:
[*] Confidential Treatment Requested

Sims Group Limited
Accepted and agreed for and on behalf of:
Sims Group UK Holdings Limited
in accordance with a unanimous resolution of its board.

Director	Director/Secretary

Name (please print)	Name (please print)

Date of acceptance:
Accepted and agreed for and on behalf of:
Sims Group UK Limited
in accordance with a unanimous resolution of its board.

Director	Director/Secretary

Name (please print)	Name (please print)

Date of acceptance:
[*] Confidential Treatment Requested

Property, Industrial & Consumer
Level 4, 255 Elizabeth Street
SYDNEY NSW 2000
Phone:   (02) 9284 9408
Fax:        (02) 9284 9288
31 October 2005
Sims Group Limited
Level 6, 41 McLaren Street
North Sydney NSW 2060
Attention: Mr Ross Cunningham
Variation to Cash Advance Facility and Standard Terms
Westpac Banking Corporation (Westpac) proposes to further vary its facility currently available to Sims Co Limited ACN 114 838 630 and its subsidiaries listed in the attached Subsidiaries Schedule (together the Undertaking Companies) on the terms set out in Westpac’s agreement dated 1 November 2000 (as amended) (the Agreement), and the Standard Terms dated the same date (the Standard Terms).
Westpac notes that the former group holding company, Sims Group Limited ABN 37 008 634 526, ceased to be the group holding company following approval of the scheme of arrangement under which Sims Co Limited (to be renamed Sims Group Limited) ACN 114 838 630 (Sims Group) became the new group holding company. Westpac confirms its understanding and acceptance of this.
The amendments needed to document the varied facility are set out below.
Please confirm the Undertaking Companies’ acceptance of these amendments by signing the accompanying copy of this letter and arranging for it to be signed also by the companies listed in the attached Guarantors Schedule (together the Guarantors) and returning it to us within 30 days of the date of this letter.
Capitalised terms defined in the Agreement and the Standard Terms have the same meanings when used in this letter.
This is a Bank Document for the purposes of the Standard Terms.
1.	Amendments

1.1	Agreement

(a)	In the Agreement, the following sections of the Facility Details replace the existing sections:
[*] Confidential Treatment Requested

Sims Group
AMENDED DETAILS

Maximum amount outstanding at any time:	$250,000,000 (as reduced, the Commitment). Sims Co Limited ACN 114 838 630 may cancel all or part of the undrawn Commitment on 20 Business Days’ notice to Westpac. The Commitment includes the $10,000,000 limit for the trade finance facility provided in the offer letter dated 14 February 2001. This portion of the Commitment may only be utilised in respect of that trade finance facility.

The Commitment will be automatically cancelled on the last day of the Term or as otherwise agreed in writing.

Margin:	The Margin is payable on outstandings drawn under the facility and will vary as set out in the following grid. The calculation and definition of the Total Finance Debt/ EBITDA multiple is set out in the Standard Terms.

Ratio of Total Finance Debt / EBITDA =	Margin

[*]	[*]

The first review of pricing will be in respect of the (annualised) twelve month period ending 30 June 2006.

Line Fee

Calculated as a percentage per annum of the daily amount of the Commitment as set out in the following grid. It is payable quarterly in arrears on the last Business Day of each calendar quarter, and on the last day of the Term. If the Commitment is cancelled or reduced in the quarter the relevant amount of fee is not refundable.

The calculation and definition of the Total Finance Debt/ EBITDA multiple is set out in the Standard Terms.

Ratio of Total Finance Debt / EBITDA =	Line Fee

[*]	[*]

Term:	Until 1 August 2008 or as otherwise agreed (the Term).

Extension option:	On or before 1 August annually, Westpac will review the provision of the facility and advise Sims Group whether, and on what terms and pricing, it is prepared to extend the Term for a further 12 months. If Westpac offers to extend the Term and Sims Group accepts that offer, the Term will be extended for a further 12 months.
[*] Confidential Treatment Requested

Sims Group

Purpose:	For acquisition financing and for general corporate purposes.

Security:	(a) Guarantee dated 15 November 2000 between Sims Group Limited ABN 37 008 634 526 and others.

(b) The Standard Terms.
1.2	Standard Terms

The Standard Terms is amended as follows:

(a)	In clause 1:
(i)	deleting the definition of “Net Debt”; and

(ii)	inserting the following definitions in the appropriate alphabetical order:

“Acquisition means the acquisition of substantially all of the recycling operations of Hugo Neu Corporation as outlined in the Project Old Update to Information Memorandum dated 15 June 2005.

“TNW means Shareholders’ Funds less Intangible Assets.”
(b)	In clause 2:
(i)	sub-clause (d), by deleting the reference to “$5,000,000” in and replacing it with “$10,000,000”.
(c)	In clause 4:
(i)	sub-clause (a)(i), by deleting the entire sub-clause and replacing it with the following:
“(i)	promptly after each relevant accounting period (but within 120 days for a full year and 90 days for half year), copies of the Sims Group consolidated audited annual and unaudited semi-annual balance sheet, cashflow statements and profit and loss statements;”
(ii)	sub-clause (d), by deleting the words, “all or any substantial part of its assets” and replacing them with “10% or more of its Total Tangible Assets”;

(iii)	sub-clause (i), by deleting each reference to 90% and replacing it with 85%; and

(iv)	by inserting a new sub-clause 4(l) which reads:
(l)	(Secured Indebtedness) Secured Indebtedness must not exceed 5% of Total Tangible Assets.”
[*] Confidential Treatment Requested

Sims Group
(d)	In clause 5, by deleting the entire clause and replacing it with the following:
“5.	Financial Undertakings
Sims Co Limited ACN 114 838 630 undertakes that at the first testing date of 31st December 2005 and for all times afterwards for the duration of the Term, it will ensure the following unless Westpac gives written consent otherwise:
(a)	(Minimum Tangible Net Worth) TNW must be not less than:
(i)	AUD 413,000,000 following the Acquisition; or

(ii)	85% of TNW for the preceding year (tested annually commencing 31 December 2005);
whichever is greater.

(b)	(Interest Cover) EBITDA divided by Net Interest Expense to be greater than or equal to 3.5 times.

(c)	(Cashflow Gearing) The ratio of Total Finance Debt (for each period of 12 months ending on each 30 June and 31 December) to EBITDA (for the same periods) must not exceed 3.00 times.
For the avoidance of doubt, Cashflow Gearing to be tested on the 31st December 2005 and 30 June 2006, is to include part-year earnings of the acquisition annualised on a pro-forma basis.

(e)	In clause 6:
(i)	sub-clause (c), by deleting the words, “A$5,000,000” and replacing them with “A$10,000,000.”

(ii)	sub-clause (e), by deleting the words, “A$5,000,000” and replacing them with “A$10,000,000.”
(f)	In clause 8(b), by deleting the words “60 days” and replacing them with “90 days” and “Simsmetal” in the first line is replaced with “Sims Co Limited (ACN 114 838 630)”.
2.	General
Conditions Precedent
Before the variations referred to above becomes effective:
(a)	the Undertaking Companies must sign and return a copy of this agreement; and

(b)	the Guarantors must sign the confirmation provided for them in this agreement; and
[*] Confidential Treatment Requested

Sims Group
(c)	Westpac must have received the following in form and substance satisfactory to Westpac in relation to the acquisition:
(i)	details of relevant regulatory and statutory authorisations, consents, approvals and licences obtained, or being applied for;

(ii)	any other information that Westpac may reasonably require including details of the Acquisition documentation;

(iii)	evidence or confirmation that the Acquisition is not hostile; and

(iv)	evidence that the acquisition of the target has become or been declared unconditional or otherwise been completed.
References to Agreement and Standard Terms
Any reference in the Agreement to the Agreement or the Standard Terms includes a reference to the Agreement or the Standard Terms as varied by this letter or as further varied from time to time.
Confirmation of Agreement and Standard Terms
Other than set out in this letter, the Agreement and the Standard Terms both remain unchanged.
Confirmation by Guarantors
Each Guarantor confirms that:
•	It agrees to the variations referred to in this letter both to the Agreement and to the group structure;

•	These variations do not in any way release, reduce or limit its liability and obligations to Westpac under the Group Guarantee dated 15 November 2000 between (amongst others) it and Westpac (the “Group Guarantee”);

•	The Group Guarantee remains a valid obligation binding on it to pay amongst other things and according to its terms, all moneys due and payable from time to time to Westpac under the Agreement and Standard Terms as varied from time to time;

•	Westpac is under no obligation to advise it of any further variation to the Agreement or Standard Terms as a result of having requested this confirmation; and

•	This confirmation is binding on it irrespective of whether all Guarantors sign or whether the statements are true in respect of each other Guarantor.
New Holding Companies
[*] Confidential Treatment Requested

Sims Group
Westpac agrees that, if it has not already done so, it will permit Sims Co Limited, the proposed new US holding company and the proposed new US subsidiaries to become borrowers under the Agreement provided that the companies execute such documentation required by Westpac to enable the companies to accede to the Agreement, the Standard Terms and the Group Guarantee dated 15 November 2000.
Governing law and Jurisdiction
This letter is governed by New South Wales law. The Undertaking Companies accept the non-exclusive jurisdiction of the courts having jurisdiction there.
Definition
Total Finance Debt: means any indebtedness, present or future, actual or contingent in relation to money borrowed or raised or any other financing. It includes any such indebtedness under or in respect of any of the following: Senior Debt, a guarantee, hire purchase, finance lease, deferred purchase price (for more than 90 days), or an obligation to deliver property or provide services paid for in advance by a Financier.
[*] Confidential Treatment Requested

Sims Group
Subsidiaries’ Schedule

SUBSIDIARY NAME	Company Number
Sims Group Limited (to be renamed Sims Group Australia Holdings Limited)	ABN 37 008 634 526
Simsmetal Finance Limited	ABN 90 052 931 218
Sims Group USA Corporation	USA
SIMs Group UK Holdings Limited	UK — Company No. 2904307
Sims Group UK Limited	UK — Company No. 3242331
Guarantors Schedule

SUBSIDIARY NAME	Company Number
Sims Co Limited	ACN 114 838 630
Sims Group Limited	ABN 37 008 634 526
Simsmetal Finance Limited	ABN 90 052 931 218
Simsmetal Holdings Pty Limited	ABN 97 000 021 563
Sims Industrial Pty Limited	ABN 95 000 090 479
Universal Inspection and Testing Company Pty Limited	ABN 14 000 554 656
Simsmetal Services Pty Limited	ABN 76 000 166 987
Sims Manufacturing Pty Limited	ABN 13 004 332 870
Sims Energy Pty Limited	ABN 42 009 667 752
Sims Aluminium Pty Limited	ABN 93 004 370 905

Sims Group USA Corporation	USA

Simsmetal UK (Elliott) Limited	UK — Company No. 1054186
Simsmetal UK (Glos.) Limited	“ ” — Company No. 2119329
Sims Group UK Holdings Limited	“ ” — Company No. 2904307
Sims Group UK Limited	“ ” — Company No. 3242331
Simsmetal UK (Midwest) Limited	“ ” — Company No. 549109
Simsmetal UK (Northern) Limited	“ ” — Company No. 199765
Simsmetal UK (Reclamation) Limited	“ ” — Company No. 1304896
Simsmetal UK Recycling Limited	“ ” — Company No. 538792
Sims Group UK Limited	“ ” — Company No. 3242331
[*] Confidential Treatment Requested

Sims Group

SUBSIDIARY NAME	Company Number
Simsmetal UK (South East) Limited	“ ” — Company No. 2734487
Simsmetal UK (Southern) Limited	“ ” — Company No. 1638948
Simsmetal UK (Southwest) Limited	“ ” — Company No. 3242457
Simsmetal UK (Wessex) Limited	“ ” — Company No. 115049
United Castings Limited	“ ” — Company No. 2550422
Signed for Westpac Banking Corporation by its authorised officer

Senior Relationship Manager
Jan Swinhoe
Accepted and agreed for and on behalf of:
Sims Co Limited ACN 114 838 630
Sims Group Limited ABN 37 008 634 526
Simsmetal Finance Limited ABN 90 052 931 218
Sims Group USA Corporation
Sims Group UK Holdings Limited
Sims Group UK Limited
in accordance with unanimous resolution of its board.

Director	Director/Secretary

Name (please print)	Name (please print)

Date of acceptance:

Address:

Facsimile:
[*] Confidential Treatment Requested

Sims Group
Confirmed:

Director	Director

Name (please print)	Name (please print)
For and on behalf of each Guarantor, in accordance with a unanimous resolution of its board.

Date of acceptance:

Address:

Facsimile:
[*] Confidential Treatment Requested

Consumer & Industrials
Level 3, 275 Elizabeth Street
SYDNEY NSW 2000
Phone:    (02) 8254 9060
Fax:         (02) 8254 9288
21 December 2007
Sims Group Limited
Level 6, 41 McLaren Street
North Sydney NSW 2060
Attention: Mr Ross Cunningham
Variation to Cash Advance Facility and Standard Terms
Westpac Banking Corporation (Westpac) proposes to further vary its facility currently available to Sims Group Limited ACN 114 838 630 (Sims) and its subsidiaries listed in the attached Subsidiaries Schedule (together the Undertaking Companies) on the terms set out in Westpac’s agreement dated 1 November 2000, as amended (the Agreement), and the Standard Terms dated the same date, as amended (the Standard Terms).
The amendments needed to document the varied facility are set out below.
Please confirm the Undertaking Companies’ acceptance of these amendments by signing the accompanying copy of this letter and arranging for it to be signed also by the companies listed in the attached Guarantors Schedule (together the Guarantors) and returning it to us within 30 days of the date of this letter or such later date as Westpac may agree in writing.
Capitalised terms defined in the Agreement and the Standard Terms have the same meanings when used in this letter.
This is a Bank Document for the purposes of the Standard Terms.
1.	Amendments
In the Agreement, the Term section of the Facility Details is deleted and replaced with the following:
Term: Until 1 February 2009 or as otherwise agreed (the Term).
2.	General
Conditions Precedent
Before the amendment referred to above becomes effective:
•	the Undertaking Companies and the Guarantors must sign and return a copy of this agreement; and
[*] Confidential Treatment Requested

•	[*]
References to Agreement
Any reference in the Agreement to the Agreement includes a reference to the Agreement as amended by this letter or as further varied from time to time.
Confirmation of Agreement
Other than set out in this letter, the Agreement remains unchanged.
Confirmation by Guarantors
Each Guarantor confirms that:
•	It agrees to the amendment to the Agreement referred to in this letter;

•	This amendment does not in any way release, reduce or limit its liability and obligations to Westpac under the Group Guarantee dated 15 November 2000 between (amongst others) it and Westpac (the “Group Guarantee”);

•	The Group Guarantee remains a valid obligation binding on it to pay amongst other things and according to its terms, all moneys due and payable from time to time to Westpac under the Agreement and Standard Terms as varied from time to time;

•	Westpac is under no obligation to advise it of any further variation to the Agreement as a result of having requested this confirmation; and

•	This confirmation is binding on it irrespective of whether all Guarantors sign or whether the statements are true in respect of each other Guarantor.
Governing law and Jurisdiction
This letter is governed by New South Wales law. The Undertaking Companies and Guarantors accept the non-exclusive jurisdiction of the courts having jurisdiction there.
Subsidiaries’ Schedule

Name of Company	ACN / ARB /place of incorporation
Sims Group Australia Holdings Limited	008 634 526
Sims Group USA Corporation (formerly Simsmetal USA Corporation)	USA
Sims Group UK Holdings Limited (formerly Simsmetal Group UK Holdings Limited)	UK 2904307
Sims Group UK Limited	UK 3242331
Mirec BV	Holland 17073024
Mirec AB	Sweden 556606-4381
Sims Group Global Trade Corporation (formerly Sims Hugo Neu Global Trade LLC)	Delaware USA
[*] Confidential Treatment Requested

Name of Company	ACN / ARB /place of incorporation
Simsmetal East LLC (formerly Sims Hugo Neu East (General Partnership))	USA
Simsmetal West LLC (formerly Sims Hugo Neu West (General Partnership))	USA
North Carolina Resource Conservation LLC (merged with North Carolina Recycling LLC)	USA
Schiabo Larovo Corporation (formerly Schiabo Larovo Company, LLC)	USA
Sims Group USA Holdings Corporation (formerly Sims Hugo Neu Corporation)	USA
Guarantors Schedule

Name of Company	ACN / ARBN
Sims Group Limited	114 838 630
Sims Group Australia Holdings Limited	008 634 526
Simsmetal Holdings Pty Limited	000 021 563
Sims Industrial Pty Limited	000 090 479
Simsmetal Services Pty Limited	000 166 987
Sims Manufacturing Pty Limited	004 332 870
Sims Energy Pty Limited	009 667 752
Sims Group USA Corporation (formerly Simsmetal USA Corporation)	USA
Sims Group UK Holdings Limited (formerly Simsmetal Group UK Holdings Limited)	UK 2904307
Sims Group UK Limited	UK 3242331
Mirec BV	Holland 17073024
Mirec AB	Sweden 556606-4381
Sims Group Global Trade Corporation (formerly Sims Hugo Neu Global Trade LLC)	Delaware USA
Simsmetal East LLC (formerly Sims Hugo Neu East (General Partnership))	USA
Simsmetal West LLC (formerly Sims Hugo Neu West (General Partnership))	USA
North Carolina Resource Conservation LLC (merged with North Carolina Recycling LLC)	USA
Schiabo Larovo Corporation (formerly Schiabo Larovo Company, LLC)	USA
Sims Group USA Holdings Corporation (formerly Sims Hugo Neu Corporation)	USA
Sims Tyrecycle Pty Ltd	085 545 053
Sims Tyrecycle Properties Pty Limited	085 580 712
SHN Co, LLC (formerly Hugo Neu Co., LLC)	USA
HNE Recycling LLC	USA
HNW Recycling LLC	USA
[*] Confidential Treatment Requested

Signed for Westpac Banking Corporation by its authorised officer

Associate Director
Avi Machlin
Accepted and agreed for and on behalf of:
Sims Group Limited ACN 114 838 630

Director	Director

Name: Ross Cunningham	Name: Jeremy Sutcliffe

Date of acceptance:
I/we confirm:
The Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Act 2001 from entering into and performing the accepted agreement(s). I / We hold the offices stated under our signatures. I / We am / are authorised to sign the accepted agreement(s).
[*] Confidential Treatment Requested

Accepted and agreed for and on behalf of each of the other Subsidiaries and Guarantors:

Director	Director

Name: Ross Cunningham	Name: Jeremy Sutcliffe

Date of acceptance: 24/12/07
Address:	Level 6 41 McLaren Street North Sydney 2060 NSW
Facsimile:	(02) 9954 9680
[*] Confidential Treatment Requested

Consumer & Retail
Level 3, 275 Elizabeth Street
SYDNEY NSW 2000
Phone: (02) 8254 9060
Fax: (02) 8254 9288
18 April 2008
Sims Group Limited
Level 6, 41 McLaren Street
North Sydney NSW 2060
Attention: Mr Ross Cunningham
Variation to Cash Advance Facility and Standard Terms
Westpac Banking Corporation (Westpac) proposes to further vary its facility currently available to Sims Group Limited ACN 114 838 630 (Sims) and its subsidiaries listed in the attached Subsidiaries Schedule (together the Undertaking Companies) on the terms set out in Westpac’s agreement dated 1 November 2000, as amended (the Agreement), and the Standard Terms dated the same date, as amended (the Standard Terms).
The amendments needed to document the varied facility are set out below.
Please confirm the Undertaking Companies’ acceptance of these amendments by signing the accompanying copy of this letter and arranging for it to be signed also by the companies listed in the attached Guarantors Schedule (together the Guarantors) and returning it to us within 30 days of the date of this letter or such later date as Westpac may agree in writing.
Capitalised terms defined in the Agreement and the Standard Terms have the same meanings when used in this letter.
This is a Bank Document for the purposes of the Standard Terms.
1.	Amendments

1.1	Agreement
In the Agreement, the following sections of the Facility Details replace the existing sections:

Maximum amount outstanding at any time	$350,000,000 (as reduced, the Commitment). Sims Group Limited to be renamed Sims Metal Management Limited) may cancel all or part of the time undrawn Commitment on 20 Business Days’ notice to Westpac. The Commitment will be automatically cancelled on the last day of the Term or as otherwise agreed in writing.

Term	Until 1 August 2009 or as otherwise agreed (the Term).
[*] Confidential Treatment Requested

1.2 Standard Terms
The Standard Terms are amended as follows:
(a)	In clause 4 (i), by deleting the entire sub-clause and replacing it with the following:
“(i)	(Guarantors) It will ensure that at all times that the guarantors under the interlocking Guarantee dated 15 November 2000 (excluding any German Guarantors) account for at least 80% of Total Tangible Assets and EBITDA or in the case of a newly acquired or created Subsidiary, will account for at least 80% of Total Tangible Assets and EBITDA within 3 months of acquisition or creation.

Documentation to add guarantors must be to Westpac’s satisfaction. All guarantors must provide evidence of due execution of documentation (for example, verification certificate). All foreign guarantors must within 3 months of becoming a guarantor provide a legal opinion in a form satisfactory to Westpac.”
(b)	Insert the following new definition in alphabetical order.

“German Guarantor means a Guarantor which is incorporated in, resident in or whose principal area of business is in Germany.”

(c)	Insert in clause 4 after clause 4(k) the following:

“Paragraphs (c) and (d) do not apply to any disposal if such disposal cannot be prohibited pursuant to Sections 1136 German Civil Code (Bürgerliches Gesetzbuch).”

(d)	Insert in clause 6 after clause 6 (1) the following:

(m)	“(Disposal without consent) A disposal which cannot be prohibited pursuant to Section 1136 German Civil Code (Bürgerliches Gesetzbuch), if the disposal has not been approved by Westpac in writing, provided such disposal corresponds to a disposal set out in clause 4 (c) and (d).”
2.	General
Conditions Precedent
Before the amendments referred to above become effective Westpac must confirm in writing that the following conditions precedent have been satisfied:
•	the Undertaking Companies and the Guarantors must sign and return a copy of this agreement;

•	Westpac must have received in form and substance satisfactory to it:
•	Copies of the press releases issued regarding the Acquisition and a copy of the prospectus distributed to the shareholders of Metal Management, Inc.;
[*] Confidential Treatment Requested

•	Information relating to the structure of the acquisition arrangements with respect to Metal Management Inc (“Acquisition”);

•	Details of relevant regulatory and statutory authorisations, consents, approvals and licenses obtained, or being applied for;

•	Any other information that Westpac may reasonably require including details of Acquisition documents;
•	Copy of the certificate of merger issued by the Secretary of State of Delaware evidencing completion of the Acquisition;

•	Evidence that Sims has sufficient other funding available which, when added to the proceeds of the drawdown of the Facility, will be sufficient to repay Metal Management Inc.’s existing debt;

•	Evidence satisfactory to Westpac that there is no breach of Chapter 2E or section 260 of the Corporations Act 2001 arising out of the Acquisition or matters arising in connection with the amendments to the Facility contemplated by this letter, including without limitation evidence that all notices to and lodgements with Australian Securities and Investments Commission (or any relevant equivalent body in any relevant jurisdiction) have been effected and any relevant periods of advance notice have expired;

•	[*]
References to Agreement and Standard Terms
Any reference in the Agreement to the Agreement or Standard Terms includes a reference to the Agreement or Standard Terms as amended by this letter or as further varied from time to time.
Confirmation of Agreement and Standard Terms
Other than set out in this letter, the Agreement and Standard Terms remain unchanged.
Confirmation by Guarantors
Each Guarantor confirms that:
•	It agrees to the amendment to the Agreement referred to in this letter;

•	This amendment does not in any way release, reduce or limit its liability and obligations to Westpac under the Group Guarantee dated 15 November 2000 between (amongst others) it and Westpac (the “Group Guarantee”);

•	The Group Guarantee remains a valid obligation binding on it to pay amongst other things and according to its terms, all moneys due and payable from time to time to Westpac under the Agreement and Standard Terms as varied from time to time;
[*] Confidential Treatment Requested

•	Westpac is under no obligation to advise it of any further variation to the Agreement as a result of having requested this confirmation; and

•	This confirmation is binding on it irrespective of whether all Guarantors sign or whether the statements are true in respect of each other Guarantor.
Governing law and Jurisdiction
This letter is governed by New South Wales law. The Undertaking Companies and Guarantors accept the non-exclusive jurisdiction of the courts having jurisdiction there.
Subsidiaries’ Schedule

Name of Company	ACN/ARB/ place of incorporation
Sims Group Australia Holdings Limited	008 634 526
Sims Group UK Limited	UK 3242331
Sims Group UK Holdings Limited	UK 2904307
Mirec BV	Holland 17073024
Sims Recycling Solutions AB	Sweden
Sims Group USA Corporation	Delaware
Sims Group Global Trade Corporation	Delaware
North Carolina Resource Conservation LLC	North Carolina
Sims Group USA Holdings Corporation	Delaware
Schiabo Larovo Corporation	Delaware
Simsmetal East LLC	Delaware
Simsmetal West LLC	Delaware
Metal Management, Inc.	Delaware
Metal Management Alabama, Inc.	Delaware
Metal Management Arizona, L.L.C.	Arizona
Metal Management Connecticut, Inc.	Delaware
Metal Management Memphis, L.L.C.	Tennessee
[*] Confidential Treatment Requested

Name of Company	ACN/ARB/ place of incorporation
Metal Management Midwest, Inc.	Illinois
Metal Management Mississippi, Inc.	Delaware
Metal Management Northeast, Inc.	New Jersey
Metal Management Ohio, Inc.	Ohio
Metal Management West, Inc.	Colorado
Proler Southwest LP	Texas
Metal Dynamics Detroit LLC	Delaware
Guarantors Schedule

Name of Company	ACN/ARBN
Sims Group Australia Holdings Limited	008 634 526
Sims Group Limited	114 838 630
Simsmetal Holdings Pty Limited	000 021 563
Simsmetal Services Pty Limited	000 166 987
Sims Manufacturing Pty Limited	004 332 870
Sims Industrial Pty Limited	000 090 479
Sims Energy Pty Limited	009 667 752
Sims Group UK Limited	UK 3242331
Sims Group UK Holdings Limited	UK 2904307
Mirec BV	Holland 17073024
Sims Recycling Solutions AB	Sweden
Simsmetal Industries Limited	New Zealand
Sims M+R GmbH	Germany
Sims Group German Holdings GmbH	Germany
Sims Asia Holdings Limited	Hong Kong
[*] Confidential Treatment Requested

Name of Company	ACN/ARBN
Sims Group Recycling Solutions Canada Ltd	Canada
Sims Group Canada Holdings Limited	Canada
Sims Group USA Corporation	Delaware
Sims Group Global Trade Corporation	Delaware
North Carolina Resource Conservation, LLC	North Carolina
Sims Group USA Holdings Corporation	Delaware
SHN Co., LLC	Delaware
HNE Recycling LLC	Delaware
HNW Recycling LLC	Delaware
Schiabo Larovo Corporation	Delaware
Simsmetal East LLC	Delaware
Simsmetal West LLC	Delaware
Sims Recycling Solutions, Inc.	Illinois
Sims Group Recycling Solutions USA Corporation	Delaware
United Refining & Smelting Co.	Illinois
Metal Management, Inc.	Delaware
CIM Trucking, Inc.	Illinois
Metal Management Alabama, Inc.	Delaware
Metal Management Arizona, L.L.C.	Arizona
Metal Management Connecticut, Inc.	Delaware
Metal Management Indiana, Inc.	Illinois
Metal Management Memphis, L.L.C.	Tennessee
Metal Management Midwest, Inc.	Illinois
Metal Management Mississippi, Inc.	Delaware
[*] Confidential Treatment Requested

Name of Company	ACN/ARBN
Metal Management New Haven, Inc.	Delaware
Metal Management Northeast, Inc.	New Jersey
Metal Management Ohio, Inc.	Ohio
Metal Management Pittsburgh, Inc.	Delaware
Metal Management Proler Southwest, Inc.	Delaware
Metal Management S&A Holdings, Inc.	Delaware
Metal Management West Coast Holdings, Inc.	Delaware
Metal Management West, Inc.	Colorado
MM Metal Dynamics Holdings, Inc.	Delaware
Naporano Iron & Metal, Inc.	Delaware
New York Recycling Ventures, Inc.	Delaware
Proler Southwest GP, Inc.	Delaware
Proler Southwest LP	Texas
Reserve Iron & Metal Limited Partnership	Delaware
Metal Dynamics LLC	Delaware
Metal Dynamics Detroit LLC	Delaware
Metal Dynamics Indianapolis LLC	Delaware
Sims Municipal Recycling of New York LLC
[*] Confidential Treatment Requested

Signed for Westpac Banking Corporation by its authorized officer

Associate Director Consumer & Retail, Westpac Institutional Bank Avi Machlin
Accepted and agreed for and on behalf of:
Sims Group Limited ACN 114 838 630

Director Name (please print)	Director/Secretary Name (please print)

Date of acceptance:
I/we confirm:
The Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Act 2001 from entering into and performing the accepted agreement(s). I/We hold the offices stated under our signatures. I/We am/are authorised to sign the accepted agreement(s).

Executed by Schiabo Larovo Corporation by its officer.

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by
Simsmetal East LLC
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Simsmetal West LLC
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management, Inc.
by its officer:

Signature of officer

Name of officer (please print)

[*] Confidential Treatment Requested

Executed by
Metal Management Alabama, Inc.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management Arizona, L.L.C.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management Connecticut, Inc.
by its officer:

Signature of officer

Name of officer (please print)

[*] Confidential Treatment Requested

Executed by
Metal Management Memphis, L.L.C.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management Midwest, Inc.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management Mississippi, Inc.
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by
Metal Management Northeast, Inc.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management Ohio, Inc.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management West, Inc.
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by
Proler Southwest LP
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Dynamics Detroit LLC
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Simsmetal Industries Limited
by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
[*] Confidential Treatment Requested

Executed by
Sims M+R GmbH
by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)

Executed by
Sims Group German Holdings GmbH
by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)

Executed by
Sims Asia Holdings Limited
by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
[*] Confidential Treatment Requested

Executed by
Sims Group Recycling Solutions Canada Ltd
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Sims Group Canada Holdings Limited
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Sims Recycling Solutions, Inc.
by its officer:

Signature of officer

Name of officer (please print)

[*] Confidential Treatment Requested

Executed by
Sims Group Recycling Solutions USA Corporation
by its officer:

Signature of officer

Name of officer (please print)

Executed by
United Refining & Smelting Co.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
CIM Trucking, Inc.
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by
Metal Management Indiana, Inc.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management New Haven, Inc.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management Pittsburgh, Inc.
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by
Metal Management Proler Southwest, Inc.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management S&A Holdings, Inc.
by its officer:

Signature of officer

Name of officer (please print)

Executed by
Metal Management West Coast Holdings, Inc.
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by MM Metal Dynamics Holdings, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Naporano Iron & Metal, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by New York Recycling Ventures, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Proler Southwest GP, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Reserve Iron & Metal Limited Partnership by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Dynamics LLC by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Metal Dynamics Indianapolis LLC by its member: Metal Dynamics LLC

Signature of officer

Name of officer (please print)

Executed by Sims Municipal Recycling of New York LLC by its officer:

Signature of officer

Name of officer (please print)

Signed by Sims Group Australia Holdings Limited by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
[*] Confidential Treatment Requested

Signed by Simsmetal Holdings Pty Limited by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
[*] Confidential Treatment Requested

Signed by Simsmetal Services Pty Limited by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)

Signed by Sims Manufacturing Pty Limited by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)

Signed by Sims Industrial Pty Limited by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
[*] Confidential Treatment Requested

Signed by Sims Energy Pty Limited by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)

Signed by Sims Group UK Limited by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)

Signed by Sims Group UK Holdings Limited by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
[*] Confidential Treatment Requested

Signed by Mirec BV by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)

Signed by Sims Recycling Solutions AB by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)

Executed by Sims Group USA Corporation by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Sims Group Global Trade Corporation by its officer:

Signature of officer

Name of officer (please print)

Executed by North Carolina Resource Conservation, LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by Sims Group USA Holdings Corporation by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by SHN Co., LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by HNE Recycling LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by HNW Recycling LLC by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Consumer & Retail
Level 3, 275 Elizabeth Street
SYDNEY NSW 2000
Phone:    (02) 8254 9122
Fax:         (02) 8254 6935
18 August 2008
Sims Group Limited
Level 6, 41 McLaren Street
North Sydney NSW 2060
Attention: Mr Peter Ricketts
Variation to Cash Advance Facility and Standard Terms
Westpac Banking Corporation (Westpac) proposes to further vary its facility currently available to Sims Group Limited ACN 114 838 630 (Sims) and its subsidiaries listed in the attached Subsidiaries Schedule (together the Undertaking Companies) on the terms set out in Westpac’s agreement dated 1 November 2000, as amended (the Agreement), and the Standard Terms dated the same date, as amended (the Standard Terms).
The amendments needed to document the varied facility are set out below.
Please confirm the Undertaking Companies’ acceptance of these amendments by signing the accompanying copy of this letter and arranging for it to be signed also by the companies listed in the attached Guarantors Schedule (together the Guarantors) and returning it to us within 30 days of the date of this letter or such later date as Westpac may agree in writing.
Capitalised terms defined in the Agreement and the Standard Terms have the same meanings when used in this letter.
This is a Bank Document for the purposes of the Standard Terms.
1.	Amendments

1.1	Agreement
In the Agreement, the following sections of the Facility Details replace the existing sections:

Maximum amount outstanding at any time	Tranche A: $350,000,000 (as reduced, the Tranche A Commitment). Tranche B: $50,000,000 (as reduced, the Tranche B Commitment), (together the Commitment).

Sims Group Limited (to be renamed Sims Metal Management Limited) may cancel all or part of the undrawn Tranche A Commitment or Tranche B Commitment on 20 Business Days’ notice to Westpac. The Commitment will be automatically cancelled on the last day of the Term

[*] Confidential Treatment Requested

or as otherwise agreed in writing.
Margin	The Margin is payable on outstandings drawn under the facility and will vary as set out in the following grid. Tranche A:
(The calculation arid-definition of the Total Finance Debt/Gross EBITDA multiple is set out in the Standard Terms).

Ratio of Total Finance Debt/Gross Margin
EBITDA =
[*] [*]
Tranche B:
[*]

Line Fee	Calculated as a percentage per annum of the daily amount of the Commitment as set out in the following grid. It is payable quarterly in arrears on the last Business Day of each calendar quarter, and on the last day of the Term (or at any other intervals designated by Westpac from time to time). If the Commitment is cancelled or reduced in the quarter the relevant amount of fee is not refundable.

Tranche A Commitment:

(The calculation and definition of the Total Finance Debt/Gross EBITDA multiple is set out in the Standard Terms)

Ratio of Total Finance Debt/Gross Line Fee
EBITDA =
[*] [*]
Tranche B Commitment:
[*]
2.	General
Conditions Precedent
Before the amendments referred to above become effective Westpac must confirm in writing that the following conditions precedent have been satisfied:
•	the Undertaking Companies and the Guarantors must sign and return a copy of this agreement;

•	to the extent that any component of the Tranche B Commitment will be used for purpose of acquiring any entity, Westpac has received confirmation that any relevant regulatory or statutory authorisations, consents, approvals or licences have been obtained or applied for;

•	[*]
[*] Confidential Treatment Requested

References to Agreement and Standard Terms
Any reference in the Agreement to the Agreement or Standard Terms includes a reference to the Agreement or Standard Terms as amended by this letter or as further varied from time to time.
Confirmation of Agreement and Standard Terms
Other than set out in this letter, the Agreement and Standard Terms remain unchanged.
Confirmation by Guarantors
Each Guarantor confirms that:
•	It agrees to the amendment to the Agreement referred to in this letter;

•	This amendment does not in any way release, reduce or limit its liability and obligations to Westpac under the Group Guarantee dated 15 November 2000 between (amongst others) it and Westpac (the “Group Guarantee”);

•	The Group Guarantee remains a valid obligation binding on it to pay amongst other things and according to its terms, all moneys due and payable from time to time to Westpac under the Agreement and Standard Terms as varied from time to time;

•	Westpac is under no obligation to advise it of any further variation to the Agreement as a result of having requested this confirmation; and

•	This confirmation is binding on it irrespective of whether all Guarantors sign or whether the statements are true in respect of each other Guarantor.
Governing law and Jurisdiction
This letter is governed by New South Wales law. The Undertaking Companies and Guarantors accept the non-exclusive jurisdiction of the courts having jurisdiction there.
Subsidiaries’ Schedule

Name of Company	ABN/ARB/place of incorporation
Sims Group Australia Holdings Limited	37 008 634 526
Sims Group UK Limited	UK 3242331
Sims Group UK Holdings Limited	UK 2904307
Mirec BV	Holland 17073024
Sims Recycling Solutions AB	Sweden
[*] Confidential Treatment Requested

Name of Company	ABN/ARB/place of incorporation
Sims Group USA Corporation	Delaware
Sims Group Global Trade Corporation	Delaware
North Carolina Resource Conservation LLC	North Carolina
Sims Group USA Holdings Corporation	Delaware
Schiabo Larovo Corporation	Delaware
Simsmetal East LLC	Delaware
Simsmetal West LLC	Delaware
Metal Management, Inc.	Delaware
Metal Management Alabama, Inc.	Delaware
Metal Management Arizona, L.L.C.	Arizona
Metal Management Connecticut, Inc.	Delaware
Metal Management Memphis, L.L.C.	Tennessee
Metal Management Midwest, Inc.	Illinois
Metal Management Mississippi, Inc.	Delaware
Metal Management Northeast, Inc.	New Jersey
Metal Management Ohio, Inc.	Ohio
Metal Management West, Inc.	Colorado
Proler Southwest LP	Texas
Metal Dynamics Detroit LLC	Delaware
Guarantors Schedule

Name of Company	ABN/ARBN
Sims Group Australia Holdings Limited	37 008 634 526
Sims Group Limited	69 114 838 630
Simsmetal Holdings Pty Limited	97 000 021 563
[*] Confidential Treatment Requested

Name of Company	ABN/ARBN
Simsmetal Services Pty Limited	76 000 166 987
Sims Manufacturing Pty Limited	13 004 332 870
Sims Industrial Pty Limited	95 000 090 479
Sims Energy Pty Limited	42 009 667 752
Sims Group UK Limited	UK 3242331
Sims Group UK Holdings Limited	UK 2904307
Mirec BV	Holland 17073024
Sims Recycling Solutions AB	Sweden
Simsmetal Industries Limited	New Zealand
Sims M+R GmbH	Germany
Sims Group German Holdings GmbH	Germany
Sims Asia Holdings Limited	Hong Kong
Sims Group Recycling Solutions Canada Ltd	Canada
Sims Group Canada Holdings Limited	Canada
Sims Group USA Corporation	Delaware
Sims Group Global Trade Corporation	Delaware
North Carolina Resource Conservation, LLC	North Carolina
Sims Group USA Holdings Corporation	Delaware
SHN Co., LLC	Delaware
HNE Recycling LLC	Delaware
HNW Recycling LLC	Delaware
Schiabo Larovo Corporation	Delaware
Simsmetal East LLC	Delaware
Simsmetal West LLC	Delaware
[*] Confidential Treatment Requested

Name of Company	ABN/ARBN
Sims Recycling Solutions, Inc.	Illinois
Sims Group Recycling Solutions USA Corporation	Delaware
United Refining & Smelting Co.	Illinois
Metal Management, Inc.	Delaware
CIM Trucking, Inc.	Illinois
Metal Management Alabama, Inc.	Delaware
Metal Management Arizona, L.L.C.	Arizona
Metal Management Connecticut, Inc.	Delaware
Metal Management Indiana, Inc.	Illinois
Metal Management Memphis, L.L.C.	Tennessee
Metal Management Midwest, Inc.	Illinois
Metal Management Mississippi, Inc.	Delaware
Metal Management New Haven, Inc.	Delaware
Metal Management Northeast, Inc.	New Jersey
Metal Management Ohio, Inc.	Ohio
Metal Management Pittsburgh, Inc.	Delaware
Metal Management Proler Southwest, Inc.	Delaware
Metal Management S&A Holdings, Inc.	Delaware
Metal Management West Coast Holdings, Inc.	Delaware
Metal Management West, Inc.	Colorado
MM Metal Dynamics Holdings, Inc.	Delaware
Naporano Iron & Metal, Inc.	Delaware
New York Recycling Ventures, Inc.	Delaware
Proler Southwest GP, Inc.	Delaware
[*] Confidential Treatment Requested

Name of Company	ABN/ARBN
Proler Southwest LP	Texas
Reserve Iron & Metal Limited Partnership	Delaware
Metal Dynamics LLC	Delaware
Metal Dynamics Detroit LLC	Delaware
Metal Dynamics Indianapolis LLC	Delaware
Sims Municipal Recycling of New York LLC
[*] Confidential Treatment Requested

Signed for Westpac Banking Corporation by its authorized officer

Associate Director
Industrials & Materials, Westpac Institutional Bank Stephen Parsons

Accepted and agreed for and on behalf of:
Sims Group Limited ABN 69 114 838 630

Director	Secretary
Name (please print)	Name (please print)
Date of acceptance:
I/we confirm:
The Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Act 2001 from entering into and performing the accepted agreement(s). I/We hold the offices stated under our signatures. I/We am/are authorised to sign the accepted agreement(s).
Executed by
Schiabo Larovo Corporation
by its officer:

Signature of officer

Name of officer (please print)

[*] Confidential Treatment Requested

Executed by Simsmetal East LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by Simsmetal West LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Metal Management Alabama, Inc by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management Arizona, L.L.C. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management Connecticut, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Metal Management Memphis, L.L.C. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management Midwest, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management Mississippi, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Metal Management Northeast, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management Ohio, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management West, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Proler Southwest LP by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Dynamics Detroit LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by Simsmetal Industries Limited by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Sims M+R GmbH by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)

Executed by Sims Group German Holdings GmbH by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)

Executed by Simsmetal Industries Limited by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Sims M+R GmbH by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)

Executed by Sims Group German Holdings GmbH by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)

Executed by Simsmetal Industries Limited by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Sims M+R GmbH by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)

Executed by Sims Group German Holdings GmbH by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)

Executed by Sims Asia Holdings Limited by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Sims Group Recycling Solutions Canada Ltd by its officer:

Signature of officer

Name of officer (please print)

Executed by Sims Group Canada Holdings Limited by its officer:

Signature of officer

Name of officer (please print)

Executed by Sims Recycling Solutions, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Sims Group Recycling Solutions USA Corporation by its officer:

Signature of officer

Name of officer (please print)

Executed by United Refining & Smelting Co. by its officer:

Signature of officer

Name of officer (please print)

Executed by CIM Trucking, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Metal Management Indiana, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management New Haven, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management Pittsburgh, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Metal Management Proler Southwest, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management S&A Holdings, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Management West Coast Holdings, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by MM Metal Dynamics Holdings, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Naporano Iron & Metal, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by New York Recycling Ventures, Inc. by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Proler Southwest GP, Inc. by its officer:

Signature of officer

Name of officer (please print)

Executed by Reserve Iron & Metal Limited Partnership by its officer:

Signature of officer

Name of officer (please print)

Executed by Metal Dynamics LLC by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Metal Dynamics Indianapolis LLC by its member: Metal Dynamics LLC

Signature of officer

Name of officer (please print)

Executed by Sims Municipal Recycling of New York LLC by its officer:

Signature of officer

Name of officer (please print)

Signed by Sims Group Australia Holdings Limited by a director and secretary:

Signature of director	Signature of secretary

Name of director (please print)	Name of secretary (please print)
[*] Confidential Treatment Requested

Signed by Simsmetal Holdings Pty Limited by a director and secretary:

Signature of director	Signature of secretary

Name of director (please print)	Name of secretary (please print)
[*] Confidential Treatment Requested

Signed by Simsmetal Services Pty Limited by a director and secretary/director:

Signature of director	Signature of secretary

Name of director (please print)	Name of secretary (please print)

Signed by Sims Manufacturing Pty Limited by a director and secretary/director:

Signature of director	Signature of secretary

Name of director (please print)	Name of secretary (please print)

Signed by Sims Industrial Pty Limited by a director and secretary/director:

Signature of director	Signature of secretary

Name of director (please print)	Name of secretary (please print)
[*] Confidential Treatment Requested

Signed by Sims Energy Pty Limited by a director and secretary:

Signature of director	Signature of secretary

Name of director (please print)	Name of secretary (please print)

Signed by Sims Group UK Limited by a director and secretary/director:

Signature of director	Signature of secretary

Name of director (please print)	Name of secretary (please print)

Signed by Sims Group UK Holdings Limited by a director and secretary/director:

Signature of director	Signature of secretary

Name of director (please print)	Name of secretary (please print)
[*] Confidential Treatment Requested

Signed by Mirec BV by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)

Signed by Sims Recycling Solutions AB by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)

Executed by Sims Group USA Corporation by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by Sims Group Global Trade Corporation by its officer:

Signature of officer

Name of officer (please print)

Executed by North Carolina Resource Conservation, LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by Sims Group USA Holdings Corporation by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested

Executed by SHN Co., LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by HNE Recycling LLC by its officer:

Signature of officer

Name of officer (please print)

Executed by HNW Recycling LLC by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested